Dated as of June 19, 2000

                                 GREKA AM, INC.,

                                as the Borrower,

                            GREKA ENERGY CORPORATION,

                                as the Guarantor

                                       and

                       CANADIAN IMPERIAL BANK OF COMMERCE,

                                    as Agent

                                       and

                            CIBC WORLD MARKETS CORP.,

                                   as Arranger

================================================================================

                         CREDIT AND GUARANTEE AGREEMENT

================================================================================

                                    CONTENTS

SECTION                                                                    Page

1.       DEFINITIONS AND ACCOUNTING TERMS.....................................1
      Defined Terms...........................................................1
      Use of Defined Terms...................................................20
      Cross-References.......................................................20
      Accounting, and Financial Determinations...............................20
2.       THE COMMITMENTS, BORROWING PROCEDURES, NOTES AND BORROWING BASE.....21
      The Commitments........................................................21
      Reduction of Maximum Available Amount..................................21
      Borrowing Procedures for Loans.........................................22
      Continuation and Conversion Elections..................................22
      Funding................................................................23
      Notes..................................................................23
      Determination of the Borrowing Base....................................24
3.       REPAYMENTS, PREPAYMENTS, INTEREST AND FEES..........................24
      Repayments and Prepayments.............................................24
      Interest Provisions....................................................25
      Fees...................................................................26
4.       CERTAIN LIBO RATE AND OTHER PROVISIONS..............................26
      Fixed Rate Lending Unlawful............................................26
      Deposits Unavailable...................................................27
      Increased LIBO Rate Loan Costs, Etc....................................27
      Funding Losses.........................................................28
      Increased Capital Costs................................................29
      Taxes..................................................................30
      Payments, Computations, Etc............................................32
      Sharing of Payments....................................................33
      Set off................................................................33
      Use of Proceeds........................................................34
      Maximum Interest.......................................................34

5.       THE GUARANTEE.......................................................35
      The Guarantee..........................................................35
      Guarantees Unconditional...............................................35
      Reinstatement in Certain Circumstances.................................36
      Waiver of Notice.......................................................37
      Subrogation............................................................37
      Stay of Acceleration...................................................37
6.       CONDITIONS TO BORROWING.............................................38
      Initial Borrowing......................................................38
      All Borrowings.........................................................42
7.       REPRESENTATIONS AND WARRANTIES......................................43
      Organization, Etc......................................................44
      Due Authorization, Non-Contravention, Etc..............................44
      Government Approval, Regulation, Etc...................................44
      Validity, Etc..........................................................45
      Financial Information..................................................45
      No Material Adverse Change.............................................46
      Litigation, Labor Controversies, Etc...................................46
      Subsidiaries...........................................................46
      Ownership of Properties; Reserve Report................................46
      Taxes..................................................................46
      Pension and Welfare Plans..............................................47
      Environmental Warranties...............................................47
      Regulations U and X....................................................48
      Accuracy of Information................................................49
      No Defaults under Other Agreements.....................................49
      Solvency...............................................................49
      Compliance with Laws, Etc..............................................50
      Creation and Perfection of Security Interests..........................50
8.       COVENANTS...........................................................50
      Affirmative Covenants..................................................50
      Negative Covenants.....................................................56
9.       EVENTS OF DEFAULT...................................................63
      Listing of Events of Default...........................................63
      Action if Bankruptcy...................................................66
      Action if Other Event of Default.......................................66

10.      THE AGENT...........................................................66
      Actions................................................................66
      Funding Reliance, Etc..................................................67
      Exculpation............................................................68
      Successor..............................................................68
      Extensions of Credit by the Agent and the Arranger.....................69
      Credit Decisions.......................................................69
      Copies, Etc............................................................69
11.      MISCELLANEOUS PROVISIONS............................................70
      Waivers, Amendments, Etc...............................................70
      Notices................................................................70
      Payment of Costs and Expenses..........................................71
      Indemnification........................................................72
      Survival.................................................................
      Severability...........................................................73
      Heading................................................................73
      Execution in Counterparts, Effectiveness, Etc..........................73
      Governing Law; Entire Agreement........................................74
      Successors and Assigns.................................................74
      Sale and Transfer of Loans and Note, Participations in Loans and Note..74
      Other Transactions.....................................................76
      Treatment of Certain Information; Confidentiality......................77
      Forum Selection and Consent to Jurisdiction............................77
      Waiver of Jury Trial...................................................78
      No Oral Agreements.....................................................79



Exhibits

Exhibit A.........Form of Note

Exhibit B.........Form of Borrowing Request

Exhibit C.........Form of Continuation/Conversion Notice

Exhibit D.........Form of Security Agreement

Exhibit E.........Form of Pledge Agreement

Exhibit F.........Form of Bank Assignment Agreement

Exhibit G.........Form of Inter-Company Note

Exhibit H-1.......Form of Opinion of Counsel to the Borrower and the Guarantor

Exhibit H-2.......Form of Opinion of General Counsel to the Borrower and the
                  Guarantor

Exhibit H-3.......Form of Opinion of Counsel to the Agent

Exhibit H-4.......Form of Opinion of Counsel to the Guarantor

Exhibit H-5.......Form of Opinion of Dutch Counsel to GREKA Energy

Exhibit I.........Form of Mortgage

Exhibit J.........Form of Assignment of Account Agreement

Exhibit K.........Form of Pledge of Shares

Schedule 1 .......Mortgaged Properties

Schedule 2........Disclosure Schedule

THIS CREDIT AND GUARANTEE AGREEMENT, dated as of June 19, 2000, among GREKA AM, INC., a Colorado corporation (the Borrower), GREKA Energy Corporation, a Colorado corporation (the Guarantor, or GREKA ENERGY), CIBC, INC. as lender (together with any commercial bank or other financial institution that becomes a Lender pursuant to Section 11.11, the Lenders), CANADIAN IMPERIAL BANK OF COMMERCE (CIBC), as administrative agent (the Agent) and CIBC WORLD MARKETS CORP. as arranger (the Arranger).

WHEREAS, the Borrower has requested the Lenders to make revolving loans to the Borrower in an amount not to exceed $47,500,000 for the purpose of consummating the Acquisition (as defined below), refinancing of the Borrower's indebtedness to Bank One, Texas, N.A. for working capital purposes and for other general corporate purposes;

WHEREAS, the Guarantor has agreed to guarantee the obligations of the Borrower hereunder and under the other Loan Documents to which the Borrower is a party; and

WHEREAS, the Lenders are willing to make the loans to the Borrower on the terms and conditions contained herein;

NOW THEREFORE, the parties hereto agree as follows:

DEFINITIONS AND ACCOUNTING TERMS

Defined Terms

1.1 The following terms (whether or not underscored or highlighted in bold) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

Acquisition  means the  acquisition  by GREKA  Colombia  of certain  Oil and Gas
Properties  located  in  Colombia  from  Omimex  Resources,   Inc.,  a  Delaware
corporation, pursuant to the terms of the Acquisition Documents.

Acquisition Documents means the Purchase and Sale Agreement dated as of March 17, 1999, by and among Sabacol, Inc., Omimex Resources, Inc., Omimex de Colombia, Ltd. and Omimex International Corporation as the same has been amended, supplemented or otherwise modified prior to the date hereof.

Affiliate means, when used with respect to any Person, any other Person (including any member of the immediate family of any such natural person) who, directly or indirectly, beneficially owns or controls ten percent (10%) or more of the total voting power of shares of capital stock of such Person having the right to vote for directors under ordinary circumstances, and any Person controlling, controlled by or under common control with any such Person. As used in this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

Agent is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to Section 10.4.

Agreement means, on any date, this Credit and Guarantee Agreement as originally in effect and as thereafter from time to time amended, supplemented and restated, or otherwise modified and in effect on such date.

Alternate Base Rate means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the higher of (a) the rate of interest most recently determined by CIBC at its Domestic Office as its base rate for Dollar loans and (b) the Federal Funds Rate most recently determined by the Agent plus 1%. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by CIBC in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrower and the Lenders of changes in the Alternate Base Rate; provided that failure to give such notice shall not give rise to any liability.

Applicable Margin means, on any date, with respect to any Base Rate Loan then outstanding, 1.25%; and with respect to any LIBO Rate Loan then outstanding, 3.25%.

Arranger is defined in the preamble.

Asset means, as to any Person, all property of any kind, name or nature, real or personal, tangible or intangible, legal or equitable, whether now owned or hereafter acquired, including, without limitation, the Hydrocarbon Interests, money, stock, contract rights, franchises, value as a going concern, causes of action, undivided fractional ownership interests, intellectual property, rights, and anything of any value which can be made available for, or may be appropriated to, the payment of debts.

Assignee Banks is defined in Section 11.11.1.

Assignment of Account Agreement means the Assignment of Account Agreement dated as of June 19, 2000 between the Guarantor and the Agent, in substantially the form of Exhibit J hereto, as amended from time to time.

Authorization means any consent, registration, filing, agreement, notarization, certificate, license, approval, permit, authority, grant, right, easement, decree, waiver, privilege or exemption from, by or with any government or Governmental Authority, whether given or withheld by express action or deemed given or withheld by failure to act within any specified time period, and all corporate, creditors and stockholders' approvals or consents.

Authorized Officer means relative to the Borrower, those of its officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 6.1.1.

Bank Assignment Agreement means a Bank Assignment Agreement substantially in the form of Exhibit F hereto.

Base Rate Loan means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

Borrower is defined in the preamble.

Borrowing means each extension of credit made by the Lenders by way of Loans of the same type, having the same Interest Period made by the same Lenders on the same Business Day pursuant to the same Borrowing Request.

Borrowing Base means the Borrowing Base from time to time established pursuant to Section 2.7.

Borrowing Base Deficiency means the excess of (x) the outstanding aggregate principal amount of all Loans over (y) the Borrowing Base then in effect.

Borrowing Base Deficiency Determination means any date on which the outstanding aggregate principal amount of all Loans exceeds the Borrowing Base then in effect.

Borrowing Base Deficiency Payment Date means the 10th day occurring after the receipt by the Borrower of funds from (i) the sale of assets of the Borrower or any Subsidiaries, (ii) the sale of assets by GREKA Colombia, (iii) the sale by GREKA of all or a portion of its ownership interest in GREKA Colombia or (iv) any Casualty Event with respect to the Borrower or any Subsidiaries or GREKA Colombia.

Borrowing Request means a loan request and certificate duly executed by an Authorized Officer of a Borrower, substantially in the form of Exhibit B hereto.

Business Day means (a) any day which is neither a Saturday or Sunday nor a legal holiday on which Lenders are authorized or required to be closed in New York, New York and (b) relative to the making, continuing, prepaying or repaying of any LIBO Rate Loans, any day on which dealings in Dollars are carried on in the London interbank market.

Capital Expenditures means, for any period, the sum of (a) the aggregate amount of all expenditures of the Borrower and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures and (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

Capital Stock means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

Capitalized Lease Liabilities means all monetary obligations of any Person under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

Cash Collateral Account is defined in the Pledge Agreement.

Cash Equivalent Investment means, at any time:

(a) any evidence of Indebtedness, maturing not more than six months after such time, issued or guaranteed by the United States Government;

(b) commercial paper, maturing not more than six months from the date of issue, which is issued by (i) a corporation (other than an Affiliate of the Borrower) organized under the laws of any state of the United States or of the District of Columbia and rated one of the three highest rating categories by S&P or Moody's, or (ii) any Lender (or its holding company);

(c) any certificate of deposit or bankers acceptance, maturing not more than six months after such time, which is issued by either (i) a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $250,000,000, or (ii) any Lender;

(d) any repurchase agreement entered into with any bank (or other commercial banking institution of the stature referred to in clause
         (c)(i) which (i) is in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such bank (or other commercial banking institution) thereunder;

(e) investments in certificates of deposit maturing within six months from the date of issuance thereof issued by a bank or trust company organized under the laws of the United States or any state thereof or the laws of Canada, having capital, surplus and undivided profits aggregating at least $250,000,000 and whose long-term certificates of deposit are, at the time of acquisition thereof by the Borrower, rated A-1 by S&P or P-1 by Moody's;

(f) deposit accounts (i) in a bank or trust company organized under the laws of the United States or any state thereof or Canada, having capital, surplus and undivided profits aggregating at least $250,000,000 and whose commercial paper (or that of the holding company with which such bank or trust company is affiliated) is rated A-1 by S&P or P-1 by Moody's:

(g) marketable direct obligations issued or unconditionally guaranteed by the United States or Canadian government or issued by any agency thereof and backed by the full faith and credit of the United States or Canada, as the case may be, in each case maturing no later than six months from the date of acquisition; or

(h) money market, mutual or similar funds that invest in obligations referred to in clauses (a), (b), (c), (e), (f), or (g) of this definition, and in each case such funds having assets in excess of $250,000,000.

Casualty Event means, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds or proceeds of a condemnation award or other compensation.

CERCLA  means  the  Comprehensive   Environmental  Response,   Compensation  and
Liability Act of 1980, as amended.

CERCLIS means the Comprehensive Environmental Response Compensation Liability Information System List.

Change of Control means (i) any individual or group shall own, collectively, directly or indirectly more than 20% (on a fully diluted basis) of the aggregate voting shares of capital stock of all classes of the Guarantor or shall have the ability to appoint or remove, directly or indirectly (including through voting rights obtained from other shareholders), the majority of the members of the board of directors of the Guarantor, except that Capco Resources Ltd., a Canadian company, may hold up to, but not more than, 35% of the aggregate voting shares of capital stock of the Guarantor, or (ii) the Guarantor shall cease to own 100% of the issued and outstanding Capital Stock of GREKA Colombia and the Borrower.

CIBC is defined in the preamble.

Closing Date means the date of the initial Borrowing in accordance with Article VI.

Code means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

Colombia means the Republic of Colombia.

Collateral Property means any "Mortgaged Property", "Collateral" or "Pledged Collateral" as defined in any Security Document.

Commitment means, relative to any Lender, such Lender's obligation to make Loans pursuant to Section 2.1.1.

Commitment Amount means, on any date, the lesser of (a) the Maximum Available Amount then in effect and (b) the Borrowing Base then in effect.

Commitment Termination Date means the earliest of (a) the Maturity Date; (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to Section 2.2; and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in clause (b) or (c), the Commitments shall terminate automatically and without further action.

Commitment Termination Event means (a) the occurrence of any Default described in clauses (a) through (d) of Section 9.1.9; or (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans to be due and payable pursuant to Section 9.3, or (ii) in the absence of such declaration, the giving of notice by the Agent, acting at the direction of the Majority Lenders, to the Borrower that the Commitments have been terminated as a result of such Event of Default.

Contingent Liability means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness or monetary obligation of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt or monetary obligation guaranteed thereby.

Continuation/Conversion  Notice means a notice of continuation or conversion and
certificate   duly   executed  by  an   Authorized   Officer  of  the  Borrower,
substantially in the form of Exhibit C hereto.

Controlled Group means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code or
Section 4001 of ERISA.

Default means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

Default Rate is defined in Section 3.2.2.

Disclosure Schedule means the Disclosure Schedule attached hereto as Schedule 2, as it may be amended, supplemented or otherwise modified from time to time by the Borrower with the written consent of the Majority Lenders.

Dollar and the sign $ mean lawful money of the United States.

Domestic Office means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Bank Assignment Agreement for such Lender or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

EBITDA means, at any date of determination and for any period of determination thereof, the sum, without duplication, of the amounts for such period of net income plus Total Interest Expense, plus depreciation, depletion and amortization expense; plus U.S. federal and U.S. state income taxes, plus other non-cash charges and expenses deducted from revenues in determining net income, all as determined on a combined basis for the Borrower and GREKA Colombia; provided that there shall be excluded the income of any other Person (other than the Borrower) in which the Borrower has an ownership or similar interest, except to the extent of the amount of cash dividends or other cash distributions actually paid to the Borrower during such period.

Effective  Date means the date this  Agreement  becomes  effective  pursuant  to
Section 11.8.

Environmental Laws means federal, state or local laws, rules or regulations, and any judicial, arbitral or administrative interpretations thereof, including, without limitation, any applicable judicial, arbitral or administrative order, judgment, permit, approval, decision or determination pertaining to health, safety or the environment in effect at the time in question, including, without limitation, CERCLA, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act, as amended, the Resource Conservation and Recovery Act, as amended (RCRA), the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendment and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, comparable state and local laws, and other environmental conservation and protection laws. The terms "hazardous substance," "release" and "threatened release" shall have the meanings specified in the CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA and the term "oil" shall have the meaning specified in Oil Pollution Act, as amended (OPA); provided, that (i) in the event either CERCLA, RCRA or OPA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment with respect to all provisions of this Agreement and (ii) to the extent the laws of the state or states in which any property of the Borrower is located establish a meaning for "hazardous substance," "release," "threatened release," "solid waste," "disposal" or "oil" which is broader than that specified in CERCLA, RCRA or OPA, such broader meaning shall apply subsequent to the effective date of the establishment of such meaning.

ERISA means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

Event of Default is defined in Section 9.1.

Existing Indebtedness means Indebtedness of the Borrower in a principal amount of not more than $2,980,000 and accrued interest thereon under the credit agreement dated September 23, 1996 between the Borrower, Bank One, Texas, N.A., as agent, and the lenders named therein.

Federal Funds Rate means, for any period, a fluctuating interest rate per annum equal for each day during such period to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by CIBC from three federal funds brokers of recognized national standing selected by it.

Fee Letter means the fee letter dated June 19, 2000 between the Borrower, the Guarantor, the Agent and the Arranger, as the same may be amended, supplemented, restated or otherwise modified from time to time.

Fiscal Quarter means any calendar quarter of a Fiscal Year.

Fiscal Year means any period of twelve consecutive calendar months ending on December 31; references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1999 Fiscal Year") refer to the Fiscal Year ending on the December 31 occurring during such calendar year.

F.R.S. Board means the Board of Governors of the Federal Reserve System or any successor thereto.

GAAP is defined in Section 1.4.

Governmental Authority means the government of the United States or any other nation or country or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

GREKA Colombia means GREKA Energy Colombia B.V., a Netherlands company.

GREKA Colombia Reduction Date is defined in Section 1.5.

GREKA Integrated means GREKA Integrated, Inc., a Colorado corporation.

Guarantor is defined in the preamble.

Hazardous Material means any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any applicable national, regional, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

Hedging Obligations means, with respect to any Person, (a) all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates and (b) all liabilities of such Person under commodity hedges, commodity swaps, exchanges, forward, future, collar or cap agreements, fixed price agreements, and all other agreements or arrangements designed to protect such Person against the fluctuations in commodity prices.

herein, hereof, hereto, hereunder and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

Highest Lawful Rate is defined in Section 4.11.

Hydrocarbons means oil, gas, casing head gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons, all products refined, separated, settled and dehydrated therefrom and all products refined therefrom, including, without limitation, kerosene, liquefied petroleum gas, refined lubricating oils, diesel fuel, drip gasoline, natural gasoline, helium, sulfur and all other minerals.

Hydrocarbon Interests means all rights, titles, interests and estates now owned or hereafter acquired by the Borrower in any and all oil, gas and other liquid or gaseous hydrocarbon properties and interests, including without limitation, mineral fee or lease interests, production sharing agreements, concession agreements, association agreements, license agreements, service agreements, risk service agreements or similar Hydrocarbon interests granted by an appropriate Governmental Authority, farmout, overriding royalty and royalty interests, net profit interests, oil payments, production payment interests and similar interests in Hydrocarbons, including any reserved or residual interests of whatever nature.

Impermissible Qualification means, relative to the opinion or certification of any independent public accountant as to any financial statement of the Borrower, any qualification or exception to such opinion or certification (a) which is of a "going concern" or similar nature; (b) which relates to the limited scope of examination of matters relevant to such financial statement; or (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 8.2.4.

including means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

Indebtedness of any Person means, without duplication: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker's acceptances issued for the account of such Person; (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities; (d) liabilities of such Person under all Hedging Obligations; (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (except trade accounts payable arising in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all obligations of such Person in respect of production payments, whether monetary or volumetric; and (g) all Contingent Liabilities of such Person in respect of any of the foregoing. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer.

Indemnified Liabilities is defined in Section 11.4.

Indemnified Parties is defined in Section 11.4.

Inter-Company Note means a promissory note in substantially the form of Exhibit G issued by the Borrower or GREKA Colombia, to any affiliate of either such Person, which promissory note shall by its terms provide that, without the consent of the Majority Lenders, no payments of principal, interest or other amounts thereunder shall be made until the payment and performance in full of the Obligations and the termination of the Commitments.

Interest Period means, relative to any LIBO Rate Loans, the period beginning on (and including) the date on which such LIBO Rate Loan is made or continued as, or converted into, a LIBO Rate Loan pursuant to Section 2.3 or 2.4 and shall end on (but exclude) the day which numerically corresponds to such date one, two or three months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month), in either case as the Borrower may select in its relevant notice pursuant to Section 2.3 or 2.4; provided, however, that (a) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than four different dates; (b) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless, if such Interest Period applies to LIBO Rate Loans, such next following Business Day is the first Business Day of a calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and (c) no Interest Period may end later than the date set forth in clause (a) of the definition of "Commitment Termination Date".

Investment means, relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business); (b) any Contingent Liability of such Person; and (c) any ownership or similar interest held by such Person in any other Person. The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

Knowledge means either (a) actual knowledge of a responsible officer of the Borrower or the Guarantor (as the case may be) or employee of the Borrower or the Guarantor charged with responsibility for the matter at issue or in question or (b) knowledge that a prudent responsible officer of the Borrower or the Guarantor or employee of the Borrower or the Guarantor charged with responsibility for the matter at issue or in question could reasonably be expected to discover or otherwise become aware of in the course of conducting the Borrower's business or the Guarantor's business (as the case may be).

Law or law means any present or future federal, state or local law or other constitution, charter, act, statute, law, ordinance, code, rule, regulation, order, judgment of a court or standards contained in any applicable permit or approval, or any other legislative, judicial or administrative action of any Governmental Authority.

Lenders is defined in the preamble.

LIBO Rate means, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to the offered quotation appearing on Telerate Page 3750 or if such Telerate Page shall not be available, on the LIBO page on the Reuters Screen (or on any page that can reasonably be considered a replacement page) at approximately 11:00 a.m. New York time (or as soon thereafter as practicable) two Business Days prior to the beginning of such Interest Period for Dollar deposits having a term comparable to such Interest Period. If no such Telerate Page 3750 or Reuters Screen LIBO page (or replacement page) is available, then the "LIBO Rate" shall mean, relative to any Interest Period for LIBO Rate Loans, the rate of interest equal to (rounded upwards, if necessary, to the nearest 1/100 of 1%) the rate per annum, at which Dollar deposits in immediately available funds are offered to CIBC's LIBOR Office in the London interbank market as at or about 11:00 a.m. New York time (or as soon thereafter as practicable) two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of CIBC's LIBO Rate Loan and for a period approximately equal to such Interest Period.

LIBO Rate Loan means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the LIBO Rate (Reserve Adjusted).

LIBO Rate (Reserve Adjusted) means, relative to any Loan to be made, continued or maintained as, or converted into, a LIBO Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

            LIBO Rate               =                   LIBO Rate
                                            -------------------------------
         (Reserve Adjusted)                 1.00 - LIBOR Reserve Percentage

The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Loans will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from CIBC, two Business Days before the first day of such Interest Period.

LIBOR Office means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Bank Assignment Agreement for such Lender or such other office of a Lender as designated from time to time by notice from such Lender to the Borrower and the Agent, whether or not outside the United States, which shall be making or maintaining LIBO Rate Loans of such Lender hereunder.

LIBOR Reserve Percentage means, relative to any Interest Period for LIBO Rate Loans, the average maximum rate (expressed as a decimal) at which reserves are required to be maintained during such Interest Period under Regulation D of the F.R.S. Board by member Lenders of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) as "Eurocurrency Liabilities", as such term is defined in Regulation D of the F.R.S. Board. Without limiting the effect of the foregoing, the LIBOR Reserve Percentage shall reflect any other reserves required to be maintained by such member Lenders by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBOR Rate (Reserve Adjusted) is to be determined, or (ii) any category of extensions of credit or other assets which include LIBO Rate Loans.

Lien means, with respect to any Person, any security interest, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge against or interest in property to secure payment of a debt or performance of an obligation or other priority or preferential arrangement of any kind or nature whatsoever but excluding set-off or netting arrangements pursuant to any Hedging Agreement.

Loan is defined in Section 2.1.1.

Loan Document means this Agreement, the Notes, each Security Document, each Borrowing Request, together in each case with all exhibits, schedules and attachments thereto, the Fee Letter and all other agreements, documents or instruments from time to time executed or delivered in connection with or pursuant to any of the foregoing.

Majority Lenders means, at anytime, Lenders in the aggregate holding at least 66-2/3% of the then aggregate unpaid principal amount of the outstanding Borrowings, or, if no such principal amount is then outstanding, Lenders having at least 66-2/3% of the Commitments.

Material Adverse Effect means a material adverse effect on (i) the business, operations, affairs, property, financial condition, prospects, assets, or results of operations of the Borrower or the Guarantor or (ii) the ability of the Borrower or the Guarantor to perform its obligations under any of the Loan Documents or (iii) the validity or enforceability of this Agreement or the other Loan Documents.

Materiality Threshold means, with respect to the Guarantor, $1,000,000, and, with respect to the Borrower, $250,000.

Maturity Date means December 1, 2000.

Maximum Available Amount means $14,200,000, as such amount may be reduced from time to time pursuant to Section 2.2 or terminated pursuant to Section 9.3; provided that prior to the fulfillment of the conditions precedent specified in
Section 6.3, the Maximum Available Amount shall be $6,700,000.

Monthly Payment Date means the first day of each calendar month, commencing August 1, 2000 provided that if any such day is not a Business Day, the next succeeding Business Day.

Moody's means Moody's Investors Service, Inc.

Mortgage means the Mortgage, Deed of Trust, Assignment of Production and Security Agreement in substantially the form of Exhibit I, between the Borrower, CIBC and Ian G.P. Schottlaender, as trustee, as amended from time to time.

Mortgaged Properties means the properties listed on Schedule 1 hereto.

Note means a promissory note of the Borrower payable to any Lender, in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

Obligations means all obligations, Indebtedness and liabilities of the Borrower to the Agent or the Lenders, now existing or hereafter arising under or in connection with this Agreement, the Notes, and each other Loan Document, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including the obligations, Indebtedness and liabilities of the Borrower, and all interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against the Borrower or any other Person under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all attorneys' fees and other expenses incurred in the collection or enforcement thereof.

Obligors means, collectively, the Borrower and the Guarantor.

Oil and Gas Business means (a) the acquisition, exploration, exploitation, development, operation and disposition of interests in Hydrocarbon Interests and Hydrocarbons; (b) gathering, marketing, treating, processing, storage, selling and transporting of any production from such interests or Hydrocarbon Interests, including, without limitation, the marketing of Hydrocarbons obtained from unrelated Persons; (c) any business relating to or arising from exploration for or development, production, treatment, processing, storage, transportation or marketing of oil, gas and other minerals and products produced in association therewith; and (d) any activity that is ancillary or necessary or desirable to facilitate the activities described in clauses (a) through (c) of this definition, except that for purposes of this Agreement and the other Loan Documents, the crude oil refining and contract drilling businesses are not considered to be the Oil and Gas Businesses.

Oil and Gas Properties means Hydrocarbon Interests; the Assets now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interest; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Assets in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests, Assets, rights, titles, interests and estates described or referred to  above,  including  any and  all  Assets,  real or  personal,  now  owned  or hereinafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Asset (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

Organic Document means, for any Person, its certificate or articles of incorporation, its by-laws, certificate of formation, regulations, limited liability company agreement, partnership agreement, or similar governing document, and all shareholder membership or partnership agreements, voting trusts and similar arrangements.

Participant is defined in Section 11.11.

PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

Pension Plan means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Borrower or any corporation, trade or business that is, along with such Borrower, a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

Percentage means, relative to any Lender, the percentage set forth opposite its signature hereto or set forth in the Bank Assignment Agreement for such Lender, as such percentage may be adjusted from time to time pursuant to Bank Assignment Agreement(s) executed by such Lender and its Assignee Bank(s) and delivered pursuant to Section 11.11.

Person means any natural person, corporation, limited liability company, partnership, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

Plan means any Pension Plan or Welfare Plan.

Pledge Agreement means the Pledge and Security Agreement, in substantially the form of Exhibit E, between the Guarantor and the Agent, as amended from time to time.

Pledge of Shares means the Pledge of Shares among the Guarantor, GREKA Colombia and the Agent, in substantially the form of Exhibit K hereto, as amended from time to time.

Proved Reserves means collectively, "proved oil and gas reserves", "proved developed producing oil and gas reserves", "proved developed non-producing oil and gas reserves" (consisting of proved developed shut-in oil and gas reserves and proved developed behind pipe oil and gas reserves), and "proved undeveloped oil and gas reserves", as such terms are defined by the U.S. Securities and Exchange Commission in its standards and guidelines.

Regulatory Change means, with respect to any Lender, any change after the date of this Agreement in United States federal, state, or foreign laws or regulations (including Regulation D of the F.R.S. Board) or the adoption or making after such date of any interpretations, directives, or requests applying to a class of Lenders including such Lender of or under any United States federal or state, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

Release means "release" as such terms are defined in CERCLA.

Required Deficiency Payment means for each Borrowing Base Deficiency Payment Date occurring after a Borrowing Base Deficiency Determination (the Subject Determination) in accordance with the terms hereof, an amount sufficient to reduce to zero the Borrowing Base Deficiency existing on the date of the Subject Determination in a single lump sum payment on or before the Borrowing Base
Deficiency Payment Date; provided, that if the amount of the Borrowing Base Deficiency increased after the date of the Subject Determination then the Required Deficiency Payment shall be in an amount sufficient to reduce to zero the Borrowing Base Deficiency.

S&P means Standard & Poor's Ratings Group.

Security Agreement means the Security Agreement in substantially the form of Exhibit D, between the Borrower and the Agent, as amended from time to time.

Security Documents means, individually, (i) the Security Agreement and all amendments, supplements, restatements or other modifications made from time to time thereto; (ii) the Pledge Agreement and all amendments, supplements, restatements or other modifications made from time to time; (iii) the Pledge of Shares and all amendments, supplements, restatements or other modifications made from time to time; (iv) Assignment of Accounts Agreement and all amendments, supplements, restatements or other modifications made from time to time; (v) any Mortgage and all amendments, supplements, restatements or other modifications made from time to time thereto; (vi) any additional similar document required by the Agent pursuant to Section 8.1.7; and (vii) collectively, all of the foregoing.

Solvent means,  with respect to any Person at any time, a condition under which:
(a) the fair saleable value of such Person's assets is, on the date of determination, greater than the total amount of such Person's liabilities (including contingent and unliquidated liabilities) at such time; (b) such Person is able to pay all of its liabilities as such liabilities mature; and (c) such Person does not have unreasonably small capital with which to conduct its business. For purposes of this definition (i) the amount of a Person's contingent or unliquidated liabilities at any time shall be that amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability; (ii) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value; and (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

Stockholders' Equity means, as of the time of any determination thereof is to be made, the sum of the Guarantor's capital stock (which shall exclude treasury stock and any capital stock subject to mandatory redemption by the issuer at the option of the holder thereof) and additional paid-in capital, plus retained earnings (minus accumulated deficit), all as shown on the consolidated balance sheet of the Guarantor and the Guarantor's Subsidiaries and based on GAAP.

Subsidiary means, with respect to any Person, (a) a corporation a majority of whose voting stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more subsidiaries of such Person; (b) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if such Person or its subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution and which is otherwise directly or indirectly controlled by such Person, or (c) any other Person (other than a corporation or partnership) in which such Person, directly or indirectly, at the date of determination thereof, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person. Unless the context otherwise clearly requires, references in this Agreement to a "Subsidiary" or the "Subsidiaries" refer to a Subsidiary or the Subsidiaries of the Guarantor.

Taxes is defined in Section 4.6.

Total Interest Expense means with respect to any period for which a determination thereof is to be made, the sum, without duplication, of (i) the aggregate amount of all interest accrued (whether or not paid) or capitalized during such period, on all Indebtedness of the Borrower and GREKA Colombia, on a combined basis, plus (ii) the portion of any Capitalized Lease Liabilities of such Persons allocable to interest expense in accordance with GAAP plus (iii) the interest portion of any deferred payment obligation of such Persons minus
(iv) the non-cash accretion of the discount and amortization of the fees payable hereunder to the Agent and the Lenders, all determined on a combined basis.

Transfer is defined in Section 8.2.9.

type means, relative to any Loan, the portion thereof, if any, being maintained as a Base Rate Loan or a LIBO Rate Loan.

United States or U.S. means the United States of America, its fifty States and the District of Columbia.

Welfare Plan means a "welfare plan", as such term is defined in section 3(1) of ERISA.

Working Capital means the excess of: (a) current assets of the Borrower and GREKA Colombia, on a combined basis, excluding amounts payable to either the Borrower or GREKA Colombia by the Guarantor or any other Affiliate of the Borrower or GREKA Colombia over (b) consolidated current liabilities of the Borrower and GREKA Colombia, on a combined basis, excluding amounts payable in respect of the Loans.

Use of Defined Terms

1.2 Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Note, Borrowing Request, Continuation/ Conversion Notice, other Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

Cross-References

1.3 Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Accounting, and Financial Determinations

1.4 Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder (including under Section 8.2.4) shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared in accordance with, those United States generally accepted accounting principles (GAAP) applied in the preparation of the financial statements referred to in Section 7.5. In the event any change in GAAP after the date hereof would materially affect the calculation of the financial covenants contained in Section 8.2.4, the Guarantor and the Majority Lenders agrees to enter into good faith negotiations for an agreement to revise such financial covenants or the definitions of terms used therein to take into account such changes in GAAP; provided, however, that until the Guarantor and the Lenders have entered into such an agreement, such financial calculations shall continue to be made in accordance with GAAP as in effect immediately prior to such change.

GREKA Colombia Covenants, Representations and Warranties

1.5 All covenants, representations and warranties contained herein that refer specifically to GREKA Colombia shall be of no further force or effect as soon as
(x) the Lenders shall have received $7,500,000 from the Borrower as partial repayment of the Loans and (y) the Borrower has reduced the Maximum Available Amount to not more than $6,700,000 in accordance with Section 2.2 (the GREKA Reduction Date).

THE COMMITMENTS, BORROWING PROCEDURES, NOTES AND BORROWING BASE

The Commitments

2.1 On the terms and  subject to the  conditions  of this  Agreement  (including
Article  VI),  each Lender  severally  agrees to make Loans as described in this
Section 2.1.

Loan Commitment

2.1.1 On the terms and subject to the  conditions of this  Agreement  (including
Article VI), each Lender hereby severally agrees to make loans to the Borrower (relative to such Lender, and of any type, its Loans) from time to time on any Business Day occurring prior to the Commitment Termination Date, equal to such Lender's Percentage of the aggregate amount of the Borrowing requested by the Borrower to be made on such Business Day. The commitment of each Lender described in this Section 2.1.1 is herein referred to as its Commitment. On the terms and conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Loans.

Lenders Not Permitted or Required to Make Loans

2.1.2 No Lender shall be permitted or required to make any Loan and the Borrower shall not be permitted to effectuate a reduction in the Maximum Available Amount pursuant to Section 2.2 if, after giving effect thereto,

(a) the aggregate outstanding principal amount of all Loans of all Lenders would exceed the Commitment Amount, or

(b) the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the Commitment Amount.

Reduction of Maximum Available Amount

2.2 The Borrower may, from time to time on any Business Day occurring after the time of the initial extension of credit hereunder, voluntarily reduce the Maximum Available Amount; provided, however that all such reductions shall require at least three (3) Business Days' prior notice to the Agent and shall be permanent, and any partial reduction of the Maximum Available Amount shall be in a minimum amount of $500,000 and in an integral multiple of $250,000.

Borrowing Procedures for Loans

2.3 By delivering a Borrowing Request to the Agent on or before (i) 12:00 noon, New York time in the case of Base Rate Loans one (1) Business Day prior to the Business Day on which such Borrowing is to be made and (ii) 12:00 noon, New York time in the case of a LIBO Rate Loan three (3) Business Days prior to the Business Day on which such Borrowing is to be made, the Borrower may from time to time irrevocably request that a Borrowing be made in the amount of (a) $1,000,000 and integral multiples of $50,000 thereafter, in the case of LIBO Rate Loans and (b) $250,000 and integral multiple of $50,000 thereafter, in the case of Base Rate Loans or in the unused amount of the Commitments. The Agent at its option may accept telephonic requests for Loans, provided that such acceptance shall not constitute a waiver of the Agent's right to delivery of a Borrowing Request in connection with subsequent Loans. Any telephonic request for a Loan by the Borrower shall be promptly confirmed by submission of a properly completed Borrowing Request to the Agent. On the terms and subject to the conditions of this Agreement, each Borrowing comprised of Loans shall be comprised of the type of Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 11:00 a.m. (New York time) on such Business Day each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan.

Continuation and Conversion Elections

2.4 By delivering a Continuation/Conversion Notice to the Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may from time to time irrevocably elect, on not less than three (3) nor more than five (5) Business Days' notice, that all or any portion of any Loans (subject to the minimum amounts for each type of Loan specified in Sections 2.2 and 2.3) to the Borrower be, in the case of Base Rate Loans, converted into LIBO Rate Loans or, in the case of LIBO Rate Loans, converted on the last day of the then current Interest Period into a Base Rate Loan or continued as a LIBO Rate Loan (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Loan at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Loan shall, on such last day, automatically convert to a LIBO Rate Loan having an Interest Period of one month except as provided in clause (ii) of the proviso to this Section 2.4); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders to the Borrower;
(ii) no portion of the outstanding principal amount of any Loans may be so continued as, or be so converted into, LIBO Rate Loans when any Default has occurred and is continuing; and (iii) continuation of a LIBO Rate Loan, the conversion of a Base Rate Loan into a LIBO Rate Loan or the conversion of a LIBO Rate Loan into a Base Rate Loan pursuant to this Section 2.4 shall not constitute a Borrowing for purposes of Section 6.2.1 or Article VI of this Agreement.

Funding

2.5 Each Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such LIBO Rate Loan; provided, however, that such LIBO Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligations of the Borrower to repay such LIBO Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3 or 4.4, it shall be conclusively assumed that each Lender elected to fund all LIBO Rate Loans by purchasing Dollar deposits in its LIBOR Office's interbank eurodollar market.

Notes

2.6 Each Lender's Loans under its Commitment shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Percentage of Forty-Seven Million Five Hundred Thousand Dollars. The Borrower hereby irrevocably authorizes each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid or otherwise in its records), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations.

Determination of the Borrowing Base

2.7 The Borrower, the Agent and the Lenders agree that the Borrowing Base shall be $14,200,000. Without limiting Section 8.2.8 or 8.2.9, if the Borrower sells, transfers or otherwise disposes of any property that has an aggregate sale price in excess of $1,000,000, the Borrowing Base shall be reduced by amounts determined by the Majority Lenders. In addition, if any loss, destruction of or damage to, or any taking, casualty or condemnation of, any such property occurs, the Borrowing Base shall be reduced by the greater of (i) the amount of the proceeds of insurance or other compensation received by the Borrower in respect of such loss, destruction, damage, taking or condemnation and (ii) the amount determined by the Required Lenders.

REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

Repayments and Prepayments

3.1 The Borrower shall repay in full the unpaid principal amount of each Loan upon the Maturity Date. Prior thereto, the Borrower

(a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans, provided, however, that (i) any such prepayment shall be made pro rata among Loans to the Borrower of the same type and, if applicable, having the same Interest Period, of all Lenders; (ii) if the Borrower makes such prepayment of any LIBO Rate Loan on any day other than the last day of the Interest Period for such Loan then the Borrower shall be responsible for the increased cost to the Lenders as provided more fully in Section 4.4; (iii) all such voluntary prepayments shall require at least three but no more than five (5) Business Days' prior written notice to the Agent; and (iv) all such voluntary partial payments shall be in an aggregate minimum amount of $250,000 and an integral multiple of $50,000;

(b) shall, on each date when any reduction in or termination of the Commitment Amount shall become effective (including pursuant to Section 2.2, but excluding any such reduction or termination resulting from a Borrowing Base Deficiency), make a mandatory prepayment in an amount at least equal to the aggregate, outstanding principal amount of all Loans in excess of the Commitment Amount as reduced or terminated;

(c) shall, on each Borrowing Base Deficiency Payment Date when the sum of the then aggregate outstanding principal amount of all Loans exceeds the Borrowing Base then in effect, first make a mandatory prepayment equal to at least the amount by which all Loans exceed the Borrowing Base; and

(d) shall, immediately upon any acceleration of the Maturity Date of any Loans pursuant to Section 9.2 or Section 9.3, repay all Loans.

Each prepayment of any Loan made pursuant to this Section shall be without premium or penalty, except for any breakage costs and any other reimbursements as may be required by Section 4.4. No prepayment of principal of any Loans shall cause a reduction in the Commitment Amount.

Interest Provisions

3.2 Interest on the outstanding principal amount of Loans shall accrue and be payable by the Borrower in accordance with this Section 3.2.

Rates

3.2.1   Pursuant   to  an   appropriately   delivered   Borrowing   Request   or
Continuation/Conversion Notice, the Borrower may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

(a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Margin with respect to Base Rate Loans; and

(b) on that portion maintained as a LIBO Rate Loan, during each Interest Period applicable thereto, equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus the Applicable Margin with respect to LIBO Rate Loans.

All LIBO Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Loan.

Post-Default Rates

3.2.2 After the occurrence of any Event of Default or after the date (after giving effect to any grace period) any principal amount of any Loan is due and payable (whether on the Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) at a rate per annum (the Default Rate) equal to the sum of (x) the Alternate Base Rate or LIBO Rate (Reserve Adjusted) (as the case may be) plus (y) 3.00% plus (z) the Applicable Margin from time to time in effect for the applicable type of Loans.

Payment Dates

3.2.3 Interest accrued on each Loan shall be payable, without duplication, by the Borrower: (a) in the case of any Base Rate Loans, in arrears on each Monthly Payment Date; (b) on the Maturity Date; (c) with respect to any Base Rate Loans converted into LIBO Rate Loans on a day when interest would not otherwise have been payable pursuant to clause (a), on the date of such conversion; (d) in the case of a LIBO Rate Loan, on the last day of each Interest Period but no less frequently than monthly and (e) on that portion of any Loans which is accelerated pursuant to Section 9.2 or Section 9.3, immediately upon such acceleration. Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Maturity Date, upon acceleration or otherwise) shall be payable by the Borrower upon demand.

Fees

3.3 The Borrower agrees to pay the fees set forth in this Section 3.3. All such fees shall be non-refundable.

Commitment Fee

3.3.1 The Borrower agrees to pay to the Agent for the account of each Lender, for the period commencing on the Effective Date and continuing through the final Commitment Termination Date, a commitment fee at the rate of 1/2 of 1% per annum on such Lender's Percentage of the sum of the average daily unused portion of the Borrowing Base during the period preceding each Monthly Payment Date and occurring on or after the prior Monthly Payment Date. Such commitment fees shall be payable by the Borrower in arrears on each Monthly Payment Date, commencing with the first such day following the Effective Date, and on the Commitment Termination Date.

Participation Fees

3.3.2 The Borrower agrees to pay on the Closing Date to the Agent for its own account as provided in the Fee Letter, all fees set forth therein on the dates and in the amounts set forth therein.

CERTAIN LIBO RATE AND OTHER PROVISIONS

Fixed Rate Lending Unlawful

4.1 If any Lender shall determine that the introduction of or any change in or in the interpretation of any law after the Effective Date makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a LIBO Rate Loan, the obligations of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all such Lender's LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

Deposits Unavailable

4.2 If the Agent shall have determined (which determination shall be generally applicable to all borrowers from CIBC similar to the Borrower and having similar provisions in agreements with CIBC as Agent) that (a) Dollar deposits, as the case may be, in the relevant amount and for the relevant Interest Period are not available to CIBC in its relevant market; or (b) by reason of circumstances affecting CIBC's relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Loans, then, upon notice from the Agent to the Borrower and the Lenders, (x) the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, LIBO Rate Loans shall forthwith be suspended until the Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist; and (y) all LIBO Rate Loans shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto.

Increased LIBO Rate Loan Costs, Etc.

4.3 The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, LIBO Rate Loans. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, and in any event, within 180 days, after it obtains knowledge thereof and determines to request such compensation such notice to state, in reasonable detail, the reasons therefor, the additional amount required fully to compensate such Lender for such increased cost or reduced amount, the basis upon which such amount is computed (and including calculations in reasonable detail) and such Lender is generally requesting compensation from all borrowers from such Lender which are similar to the Borrower and having similar provisions in agreements with such Lender. Such additional amount shall be payable by the Borrower directly to such Lender upon forty-five days of its receipt of such notice, and such notice shall, in the absence of manifest error, be presumed correct. The Borrower shall not, and shall not cause its Subsidiaries to, be obligated to pay for any such amounts if such Lender does not notify the Borrower that such additional amounts are owing within 180 days of the date such Lender obtains knowledge thereof.

Anything in this Section 4.3 or in Section 4.5 below notwithstanding, if any Lender elects to require payment by the Borrower of any amount under this
Section 4.3 or Section 4.5, the Borrower may, within 60 days after the date of receiving notice thereof and so long as no Default shall have occurred and be continuing, elect to terminate such Lender (for purposes of this paragraph, the Terminated Lender) as a party to this Agreement; provided that, concurrently with such termination the Borrower shall (i) if the Agent and each of the Lenders other than the Terminated Lender shall consent, pay the Terminated
Lender all principal, interest and fees and other amounts owed to such Terminated Lender through such date of termination or (ii) have arranged for an assignee acceptable to the Agent become a substitute Lender for all purposes under this Agreement in the manner provided in Section 11.11.1; provided further that, prior to substitution for any Terminated Lender, the Borrower shall have given written notice to the Agent of such intention and, if requested by the Borrower, the Lenders (other than the Terminated Lenders) shall have the option, but no obligation, for a period of sixty (60) days after receipt of such notice, to increase their Commitments in order to replace the Terminated Lender.

Funding Losses

4.4 In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a LIBO Rate Loan) as a result of (a) any conversion or repayment or prepayment of the principal amount of any LIBO Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise; (b) any Loans not being made as LIBO Rate Loans in accordance with the Borrowing Request therefor; or (c) any Loans not being continued as, or converted into, LIBO Rate Loans in accordance with the Continuation/Conversion Notice therefor, then, upon the written notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within forty-five days of its receipt thereof, pay directly to such Lender such amount as will reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive.

Increased Capital Costs

4.5 If after the Effective Date any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Commitment or the Loans made by such Lender is reduced to a level materially below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrower but in no event later than 180 days after such Lender makes such determination, the Borrower shall immediately pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return; provided, however, that the Borrower shall not be required to make such payment if such Lender does not provide notice of such determination within 180 days thereof. A certificate of any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error or written objection by the Borrower within 10 days after its receipt of such statement, be conclusive. In determining such amount, such Lender may use any reasonable method of averaging and attribution that it shall deem applicable.

Each Lender will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

Any certificate delivered by a Lender pursuant to this Section 4.5 requesting compensation shall certify that such request for compensation is being made pursuant to a policy adopted by such Lender to seek such compensation generally from customers similar to the Borrower and having similar provisions in agreements with such Lender.

Taxes

4.6(a) All payments by any Obligor of principal of, and interest on, the Loans and all other amounts payable hereunder and under any other Loan Document shall be made free and clear of and without deduction for any present or future excise, stamp or other similar taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's income or gross receipts (such non-excluded items being called Taxes). In the event that any withholding or deduction from any payment to be made by any Obligor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation (except for any withholding required in respect of a Lender or any Agent by the laws of any jurisdiction (other than the United States) where such Lender or Agent is doing business), then the Borrower or the Guarantor (as the case may be) will (i) pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and (iii) pay to the Agent for the account of the Agent and the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent or each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required. Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrower or the Guarantor (as the case may be) will promptly pay such additional amounts (including any penalties, interest or expenses (other than any such penalties, interest or expense as a result of acts or omissions constituting gross negligence on the part of such Person)) as is necessary in order that the net amount received by such Person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Person would have received had such Taxes not been asserted.

         If a Lender becomes aware that any such withholding or deduction from any payment to be made by any Obligor hereunder or under any other Loan Document is required, then such Lender shall promptly notify the Agent and the applicable Obligor thereof stating the reasons therefor and the additional amount required to be paid under this Section. Each Lender shall execute and deliver to the Agent and the applicable Obligor such forms as it may be required to execute and deliver pursuant to Section 4.6(b). To the extent that any such withholding or deduction results from the failure or delay of a Lender to provide a form required by
         Section 4.7(b) (unless such failure or delay is due to some prohibition under applicable requirement of Law), the applicable Obligor shall have no obligation to pay the additional amount required by clause (b) below. Anything in this Section 4.6 notwithstanding, if any Lender elects to require payment by any Obligor of any material amount under this Section, the Borrower may, within 60 days after the date of receiving notice thereof and so long as no Default shall have occurred and be continuing, elect to terminate such Lender (for purposes of this paragraph, the Terminated Lender) as a party to this Agreement; provided that, concurrently with such termination the Borrower shall
         (i) if the Agent and each of the Lenders other than the Terminated Lender shall consent, pay the Terminated Lender all principal, interest and fees and other amounts owed to such Terminated Lender through such date of termination or (ii) have arranged for an assignee acceptable to the Agent to become a substitute Lender for all purposes under this Agreement in the manner provided in Section 11.11.1; provided further that, prior to substitution for any Terminated Lender, the Borrower shall have given written notice to the Agent of such intention and, if requested by the Borrower, the Lenders (other than the Terminated Lenders) shall have the option, but no obligation, for a period of sixty (60) days after receipt of such notice, to increase their Commitments in order to replace the Terminated Lender.

         If any Obligor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrower and the Guarantor shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6 a distribution hereunder by the Agent or any Lender to or for the account of the Agent or any Lender shall be deemed a payment by the Borrower.

(b) Each Lender which is organized under the laws of a jurisdiction outside the United States shall, (i) on the day of the initial borrowing from each such Lender hereunder and (ii) from time to time thereafter if requested by the Borrower or the Agent, provide the Agent and the Borrower with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder and under the other Loan Documents or other documents satisfactory to such Lender, the Borrower and the Agent and indicating that all payments to be made to such Lender hereunder and under the other Loan Documents are not subject to United States withholding tax. Unless the Borrower and the Agent shall have received such forms or such documents indicating that payments to such Lender hereunder and under the other Loan Documents are not subject to United States withholding tax, the Borrower and the Agent shall be entitled to withhold United States withholding taxes from such payments at the applicable statutory rate.

(c) For any period with respect to which a Lender has failed to provide the Borrower or the Agent with the appropriate form referred to in Section 4.6(b) (unless such failure is due to a change in treaty, law or regulation occurring after the date of which such form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.6(a) with respect to Taxes imposed by the United States, provided that, if a Lender that is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps, at the expense of such Lender, as such Lender shall reasonably request to assist such Bank to recover such Taxes.

(d) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section as a result of a change in law or treaty occurring after such Lender first became a party to this Agreement, then such Lender will, at the Borrower's request, change the jurisdication of its lending office if, in the judgment of such Lender, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Lender.

Payments, Computations, Etc.

4.7 Unless otherwise expressly provided, all payments pursuant to this Agreement, the Notes or any other Loan Document shall be made to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without set off, deduction or counterclaim, not later than 12:00 noon, New York time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term Interest Period with respect to LIBO Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

Sharing of Payments

4.8(a) If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of set off or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 and 4.6) in excess of its pro rata share of payments then or therewith obtained by all Lenders, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set off to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

Set off

4.9 Each Lender shall,  upon the occurrence of any Default  described in clauses
(a) through (d) of Section 9.1.9 with respect to the Borrower or the Guarantor or, with the consent of the Majority Lenders, upon the occurrence of any other Event of Default, have the right to appropriate and apply in set off to the payment of the Obligations owing to it, and (as security for such Obligations) any and all balances, credits, deposits, accounts or moneys of the Borrower or the Guarantor then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrower or the Guarantor, as applicable, and the Agent after any such set off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of set off under applicable law or otherwise) which such Lender may have.

Use of Proceeds

4.10 The Borrower shall apply the proceeds of each Borrowing (a) to repay in full the Existing Indebtedness; (b) to make an intercompany loan to the
Guarantor for the purpose of consummating the Acquisition; (c) to pay transaction expenses in connection with the forgoing; and (d) for general corporate purposes; provided that, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U and no such proceeds shall be used in violation of any applicable law or regulation.

Maximum Interest

4.11 It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the obligations of the Borrower to each Lender under this Agreement shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Lender limiting rates of interest which may be charged or collected by such Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the Federal and state laws of the United States of America, or of any other jurisdiction whose laws may be mandatorily applicable) with respect to a Lender then, in that event, notwithstanding anything to the contrary in this Agreement, it is agreed as follows: (a) the provisions of this
Section 4.11 shall govern and control; (b) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Agreement, or under any of the other aforesaid agreements or otherwise in connection with this Agreement by such Lender shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate, if any, with respect to such Lender herein called the Highest Lawful Rate), and any excess shall be credited to the Borrower by such Lender (or, if such consideration shall have been paid in full, such excess promptly refunded to the Borrower); (c) all sums paid, or agreed to be paid, to such Lender for the use, forbearance and detention of the indebtedness of the Borrower to such Lender hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and (d) if at any time the interest provided pursuant to Section 3.2 together with any other fees payable pursuant to this Agreement and deemed interest under applicable law, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees to accrue to such Lender pursuant to this Agreement shall be limited, notwithstanding anything to the contrary in this Agreement to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement and such fees deemed to be interest equals the amount of interest which would have accrued to such Lender if a varying rate per annum equal to the interest provided pursuant to Section 3.2 had at all times been in effect, plus the amount of fees which would have been received but for the effect of this
Section 4.11.

THE GUARANTEE

The Guarantee

5.1 The Guarantor hereby unconditionally, irrevocably guarantees to the Lenders and the Agent, and to each of them, the due and punctual payment of all Obligations as and when the same shall become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof. In case of failure by the Borrower punctually to pay any Obligation, the Guarantor hereby unconditionally agrees to cause such payment to be made punctually as and when the same shall become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower.

Guarantees Unconditional

5.2 The obligations of the Guarantor under this Article V shall be unconditional and absolute irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or other security for any of the obligations of the Guarantor hereunder, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than payment in full of such obligations of the Guarantor hereunder) and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of any other Obligor under any Loan Document, by operation of law or otherwise;

(b)      any modification or amendment of or supplement to any Loan Document;

(c) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of any Obligor under any Loan Document;

(d) any change in the corporate existence, structure or ownership of the Borrower or its Subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its Subsidiaries or their assets or any resulting release or discharge of any obligation of any other Obligor contained in any Loan Document;

(e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, the Agent or any Lender or any other Person, whether or not arising in connection with any Loan Document; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(f) any invalidity or unenforceability relating to or against any other Obligor for any reason of any Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by any other Obligor of any Obligation; or

(g) any other act or omission to act or delay of any kind by any Obligor or any other Person or any other circumstance whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the obligations of the Guarantor under this
         Article V.

Reinstatement in Certain Circumstances

5.3 The Guarantor's obligations under this Article V shall remain in full force and effect until the Commitments are terminated and all principal of and interest on the Notes and all other amounts payable by the Borrower hereunder and under the other Loan Documents shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantor's obligations under this Article V with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.

Waiver of Notice

5.4 Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any other Obligor or any other Person.

Subrogation

5.5 The Guarantor hereby waives until the payment and satisfaction in full of all of the Obligations and the expiration or termination of the Commitments, all rights of subrogation or contribution, whether arising by contract or operation of law (including without limitation any such right arising under the Federal Bankruptcy Code) or otherwise by reason of any payment by the Guarantor pursuant to the provisions of this Article V and further agrees that until the payment and satisfaction in full of the Obligations and the expiration or termination of the Commitments, the Guarantor shall not exercise any right or remedy arising by reason of any performance by the Guarantor of its guarantee in this Article V, whether by subrogation or otherwise, against the Borrower or any security for any of the Obligations.

Stay of Acceleration

5.6 If acceleration of the time for payment of any amount payable by the Borrower under this Agreement is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent made at the request of the Majority Lenders.

Deposits in Cash Account

5.7 The Guarantor shall deposit $600,000 into the Cash Collateral Account on the first day of each calendar month, commencing August 1, 2000. All amounts held in the Cash Collateral Account shall provide collateral security to the Lenders and the Agent, as more fully provided in the Pledge Agreement.

CONDITIONS TO BORROWING

Initial Borrowing

6.1 The obligations of the Lenders to fund the initial Borrowing shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 6.1.

Resolutions, Etc.

6.1.1 The Agent shall have received from each of the Borrower and the Guarantor, a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to (a) resolutions of its Board of Directors or other governing body then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other Loan Document to be executed by it and (b) the incumbency and signatures of those officers authorized to act with respect to this Agreement and each other Loan Document executed by it, upon which certificate the Agent and each Lender may conclusively rely until it shall have received a further certificate of the Secretary of the Borrower or the Guarantor (as the case may be) canceling or amending such prior certificate.

Satisfactory Review and Legal Form

6.1.2 All legal matters in connection with this Agreement and the consummation of the transaction contemplated hereby and by the Loan Documents shall be approved by the Agent and its legal counsel, and there shall have been furnished to the Agent by the Borrower and the Guarantor, at the Obligors' expense, such agreements, opinions of counsel, title opinions and other records and information, in form and substance, scope and methodology satisfactory to the Agent or counsel to the Agent in the sole discretion of the Agent or counsel to the Agent, as the Agent or counsel to the Agent may reasonably have requested for that purpose, including, without limitation, (a) information pertaining to the makeup, background (including references), experience and prior associations of the senior management and board of directors of the Borrower and the Guarantor and any shareholders holding a beneficial interest in more than 10% of the voting securities of the Guarantor, (b) information pertaining to the organization and structure, ownership of material assets and title matters pertaining to the Guarantor and the Borrower and (c) information relating to the use of Hazardous Material at, on or in connection with the Mortgaged Properties or any other real property of the Borrower or GREKA Colombia and compliance with all applicable Environmental Laws and environmental assessments of such Mortgaged Properties.

Financial Statements

6.1.3 The Agent and the Lenders shall have received a certified copy of the audited consolidated balance sheet of the Guarantor as at December 31, 1999 and the related consolidated statements of income, retained earnings and cash flow of the Guarantor and its consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of an independent, certified public accountant of nationally recognized standing, which financial statements shall be in form and substance satisfactory to the Agent and the Lenders.

Delivery of Notes

6.1.4 The Agent shall have received, for the account of each Lender, its Note duly executed and delivered by the Borrower.

Security Agreement

6.1.5 The Agent shall have received executed counterparts of the Security Agreement, dated as of the date hereof, duly executed by the Borrower, together with executed copies of proper Uniform Commercial Code Form UCC-1 statements, necessary or in the opinion of the Agent, desirable to create in the Agent for the benefit of the Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien in the Collateral Property described in the Security Agreement.

Pledge Agreement

6.1.6 The Agent shall have received (i) executed counterparts of the Pledge Agreement, dated as of the date hereof, duly executed by the Guarantor, together with executed copies of proper Uniform Commercial Code Form UCC-1 statements, necessary or in the opinion of the Agent, desirable to create in the Agent for the benefit of the Agent and the Lenders all Liens and other rights of any Person as a valid, perfected first priority Lien in the Collateral Property described in the Pledge Agreement; (ii) the shares of the Borrower required to be delivered to the Agent on the Effective Date pursuant to the Pledge Agreement; and (iii) stock powers executed in blank with respect to the shares specified in clause (ii).

Mortgage

6.1.7 The Agent shall have received counterparts of a Mortgage covering each Mortgaged Property, each dated as of the date hereof, duly executed by the Borrower, together with evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage(s) as be may be necessary or, in the reasonable opinion of the Agent, desirable to create effectively a valid, perfected, first priority Lien against the properties purported to be covered thereby; and (b) such surveys, abstracts and appraisals as may be required in connection with the Mortgage or as the Majority Lenders may reasonably request, all in form and substance satisfactory to the Agent and the Lenders.

Title Opinions

6.1.8 The Agent shall have received title opinions with respect to the Mortgaged Properties in a form and substance satisfactory and from counsel satisfactory to the Agent.

Payment of Outstanding Indebtedness

6.1.9 All Existing Indebtedness shall have been paid in full and cancelled (including, to the extent necessary, from proceeds of the initial Borrowing); and all Liens securing payment of any such Indebtedness have been terminated and the Agent shall have received all Uniform Commercial Code form UCC-3 termination statements or other instruments as may be suitable or appropriate in connection therewith.

Searches and Releases

6.1.10 The Agent shall have received the following from the Borrower: (a) executed copies of proper Uniform Commercial Code form UCC-3 termination statements and other relevant assignments and documents, if any, necessary to terminate all Liens and other rights of any Person (i) in any Collateral Property described in the Security Documents previously granted by any Person and (ii) securing any of the Existing Indebtedness, together with such other Uniform Commercial Code Form UCC-3 termination statements or releases as the Agent may reasonably request; and (b) copies of Uniform Commercial Code, tax and judgment lien searches with respect to the Borrower and the Guarantor in each jurisdiction deemed appropriate by the Agent.

Opinions of Counsel

6.1.11 The Agent and the Lenders shall have received opinions, dated the date of the initial extension of credit or such other date acceptable to the Agent and addressed to the Agent and all Lenders, from

(a) Ballard Spahr Andrews & Ingersoll, LLP, special counsel to the Borrower and the Guarantor, in substantially the form of Exhibit H-1;

(b) Susan Whalen, General Counsel of the Guarantor and the Borrower, in substantially the form of Exhibit H-2;

(c) Downey Brand Seymor & Rohwer, Breazeale Sachse & Wilson LLP, Maddox & Holloman, P.C. and Andrews & Kurth, special local counsel to the Borrower in the states of California, Louisiana, New Mexico and Texas, respectively; and

(d)      Freshfields   LLP,   special  New  York   counsel  to  the  Agent,   in
         substantially the form of Exhibit H-3.

Consummation of the Acquisition

6.1.12 The Acquisition shall occur subsequent to the initial Borrowing and the Agent and the Lenders shall have received copies of all Acquisition Documents, which shall be in form and scope satisfactory to the Agent and the Lenders and which agreements shall not be amended subsequent to June 15, 2000 and none of the conditions to the Acquisition shall be waived without, in each case, the prior consent of the Agent and the Majority Lenders, provided that the closing date for the Acquisition may be modified without the consent of the Agent or the Majority Lenders.

No Material Adverse Change

6.1.13 Since December 31, 1999, there shall not have occurred any material adverse change in the financial condition, operations, properties, assets or prospects of either (x) GREKA and its Subsidiaries or (y) the Borrower.

Insurance

6.1.14 The Agent and the Lenders shall have received certificates of insurance evidencing the existence of all insurance required to be maintained by the Borrower and the Guarantor pursuant to Section 8.1.4, such certificates to be in such form and contain such information as reasonably requested by the Agent.

Reserve Report

6.1.15 The Agent shall have received a reserve report prepared by Netherland, Sewell & Associates, Inc. covering the Borrower's Hydrocarbon Interests and the Hydrocarbon Interests to be acquired by GREKA Colombia pursuant to the Acquisition.

Payment of Fees

6.1.16 The Agent shall have received evidence of the payment by the Borrower of all fees, expenses and other amounts previously agreed to by the Borrower or the Guarantor or payable hereunder on or before the date of the initial Borrowing.

Assignment of Account Agreement

6.1.17 The Agent shall have received executed counterparts of the Assignment of Account Agreement, dated as of the date hereof, duly executed by the Guarantor.

All Borrowings

6.2 The obligation of each Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.2.

Compliance with Warranties, No Default, Etc.

6.2.1 Both before and after giving effect to any Borrowing (but, if any Default of the nature referred to in Section 9.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

(a) the representations and warranties set forth in Article VI and in the other Security Documents shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

(b) no labor controversy, litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrower or the Guarantor, threatened against the Borrower or the Guarantor or any of their respective Subsidiaries which would reasonably be expected to have a Material Adverse Effect; and

(c) no Default shall have then occurred and be continuing, and neither the Borrower nor the Guarantor are not in violation of any law or governmental regulation or court order or decree except for such violations as would not reasonably be expected to have a Material Adverse Effect.

Borrowing Request

6.2.2 The Agent shall have received a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that, on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof), the statements made in Section 6.2.1 are true and correct. By delivering the initial Borrowing Request, the Borrower shall be deemed to have represented and warranted that on and as of the date of the initial Borrowing each of the conditions set forth in Article VI has been satisfied.

Satisfactory Legal Form

6.2.3 All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

Conditions to Subsequent Borrowings

6.3 The obligation of each Lender to fund Loans in an amount in excess of $6,700,000 in the aggregate for all Lenders shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 6.3.

6.3.1 The Agent and the Lenders shall have received the opinion, dated as of the date of the Acquisition (or such other date as is acceptable to the Agent) and addressed to the Agent and all Lenders, from Gomez Pinzon & Associados, special Colombian counsel to GREKA Colombia, in substantially the form of Exhibit H-4.

6.3.2 The Agent and the Lenders shall have received the opinion, dated as of the date of the Acquisition (or such other date as is acceptable to the Agent) and addressed to the Agent and all Lenders, from Dutch counsel to GREKA Colombia, reasonably acceptable to the Agent, in substantially the form of Exhibit H-5.

6.3.3 The Agent shall have received (i) executed counterparts of the Pledge of Shares, duly executed by the Guarantor and GREKA Colombia; (ii) the shares of GREKA Colombia required to be delivered to the Agent pursuant to the Pledge of Shares; and (iii) stock powers executed in blank with respect to the shares specified in clause (ii).

6.3.4 All approvals, authorizations and consents from Governmental Authorities and third parties necessary for the consummation of the Acquisition shall have been obtained.

REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders and the Agent to enter into this Agreement and to make Borrowings hereunder, each of the Borrower and the Guarantor represents and warrants unto the Agent and each Lender as set forth in this Article VII.

Organization, Etc.

7.1 Each of the Borrower and the Guarantor is a corporation validly organized and existing and in good standing under the laws of the State of Colorado. Each of the Borrower and the Guarantor is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the nature of its business requires such qualification, except where the failure to so qualify, would not reasonably be expected to have a Material Adverse Effect. Each of the Borrower and the Guarantor has full power and authority and holds all requisite governmental licenses, permits and other approvals (i) to enter into and perform its Obligations under this Agreement, the Notes and each other Loan Document to which it is a party and (ii) except where failure to do so would not reasonably be expected to have a Material Adverse Effect, to own and hold under lease its property and to conduct its business substantially as currently conducted by it. Following the Acquisition, GREKA Colombia will have full power and authority and will hold all requisite governmental licenses, permits and approvals to consummate the Acquisition and perform its obligations under the Acquisition Documents.

Due Authorization, Non-Contravention, Etc.

7.2 The execution, delivery and performance by each of the Borrower and the Guarantor of this Agreement and each other Loan Document executed or to be executed by it, are within the Borrower's and the Guarantor's powers, have been duly authorized by all necessary action, and do not (a) violate any Organic Documents of the Borrower or the Guarantor; (b) violate any other contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or the Guarantor; (c) result in, or require the creation or imposition of, any Lien on any properties of the Borrower or the Guarantor except for Liens granted under the Loan Documents; or (d) require the consent of any person which has not been obtained.

The execution, delivery and performance by GREKA Colombia of the Acquisition Documents executed or to be executed by it, are within GREKA Colombia's powers, have been duly authorized by all necessary action, and do not (a) violate GREKA Colombia's Organic Documents; (b) violate any contractual restriction, law or governmental regulation or court decree or order binding on or affecting GREKA Colombia; or (c) result in, or require the creation or imposition of, any Lien on any of GREKA Colombia's properties.

Government Approval, Regulation, Etc.

7.3 No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower or the Guarantor of this Agreement, the Notes or any other Loan Document to which it is a party. Neither the Borrower nor the Guarantor is an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of and subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

Validity, Etc.

7.4 This Agreement, the Notes and each other Loan Document executed by the Borrower will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms. Without limiting the foregoing, each Security Document executed by the Borrower constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, and, upon recording thereof, shall create a valid and perfected, first priority security interest in the Assets of the Borrower as provided therein. This Agreement and each other Loan Document to which the Guarantor is a party constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their respective terms. Without limiting the forgoing, the Pledge Agreement constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its respective terms, and creates a valid and perfected, first priority security interests in the Assets of the Guarantor as provided therein.

Financial Information

7.5(a) The financial statements of the Guarantor referred to in Section 6.1.3, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP and present fairly the consolidated financial condition of the Guarantor and its consolidated Subsidiaries, as at the date thereof and the results of its operations for the period then ended; and

(b) the financial statements of the Borrower referred to in Section 6.1.3, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the Borrower, as at the dates thereof and the results of its operations for the period then ended.

No Material Adverse Change

7.6 From the date of the financial statements described in Section 7.5 to the Effective Date, there has been no event, occurrence or condition that could reasonably be expected to have a Material Adverse Effect.

Litigation, Labor Controversies, Etc.

7.7 There is no pending or, to the Knowledge of the Borrower and the Guarantor, threatened litigation, action, proceeding, or labor controversy affecting the Borrower or the Guarantor (including its Subsidiaries), or any of their respective properties, businesses, assets or revenues, which could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document, except such as described on the Disclosure Schedule.

Subsidiaries

7.8 As of date hereof, the Borrower has no Subsidiaries other than MV Ventures, GP, a Texas general partnership.

Ownership of Properties; Reserve Report

7.9 Each of the Borrower and the Guarantor owns good and defensible title to, or valid leasehold interests in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) and free and clear of all limitations and restrictions on, and consent requirements for, disposition or transfer, except for imperfections and burdens that do not in the aggregate materially detract from the value thereof. The Hydrocarbon Interests disclosed in the reserve report delivered to the Agent pursuant to Section 6.1.15 constitute all of the Hydrocarbon Interests owned by the Borrower as of the date of this Agreement. To the Knowledge of the Borrower and the Guarantor, the estimated reserves set forth in the reserve report delivered pursuant to Section 6.1.15 are accurate and the Borrower and the Guarantor have delivered to the reservoir engineer that prepared such reserve report all the information reasonably required to enable such Person to prepare such reserve report.

Taxes

7.10 Each of the Borrower and the Guarantor has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

Pension and Welfare Plans

7.11 During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan in a distress termination under Section 4041 (c) of ERISA, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which might result in the incurrence by the Borrower or any member of the Controlled Group of any liability, fine or penalty. Except as disclosed in Item 7.11 (Employee Benefit Plans) of the Disclosure Schedule, neither the Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

Environmental Warranties

7.12 Except as set forth in Item 7.12 (Environmental  Matters) of the Disclosure
Schedule:

(a) To the Knowledge of the Borrower and the Guarantor, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and the Guarantor and all of their respective Assets and operations are in compliance in all material respects with all Environmental Laws. Neither the Borrower nor the Guarantor is aware of, and neither has received notice of, any past, present, or future conditions, events, activities, practices, or incidents which may interfere with or prevent the compliance or continued compliance of the Borrower and the Guarantor with all Environmental Laws;

(b) To the Knowledge of the Borrower and the Guarantor, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and the Guarantor has obtained all permits, licenses, and authorizations that are required under applicable Environmental Laws, and has received no notice that all such permits are not in good standing, or that the Borrower or the Guarantor is not in compliance with all of the terms and conditions of such permits;

(c) To the Knowledge of the Borrower and the Guarantor, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, no Hazardous Materials exist on, about, or within or have been used, generated, stored, transported, disposed of on, or Released from any of the Assets of the Borrower or the Guarantor except in amounts that would not violate applicable law. The use which each Borrower makes and intends to make of its properties and Assets will not result in the use, generation, storage, transportation, accumulation, disposal, or Release of any Hazardous Material on, in, or from any of their properties or assets except in amounts that would not violate applicable law;

(d) To the Knowledge of the Borrower and the Guarantor, neither Obligor nor any of its currently or previously owned or leased properties or operations is subject to any outstanding or threatened order from or agreement with any Governmental Authority or other Person or subject to any judicial or docketed administrative proceeding with respect to failure to comply with Environmental Laws;

(e) To the Knowledge of the Borrower and the Guarantor, except where the failure to obtain or comply could not reasonably be expected to have a Material Adverse Effect, there are no conditions or circumstances associated with the currently or previously owned or leased properties or operations of the Borrower or the Guarantor that could reasonably be expected to give rise to any Environmental Liabilities;

(f) Neither Obligor has a treatment, storage, or disposal facility requiring a permit under the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq., regulations thereunder or any comparable provision of state law. To the Knowledge of the Borrower and the Guarantor, each of the Borrower and the Guarantor is in substantial compliance with all applicable financial responsibility requirements of all Environmental Laws;

(g) Neither Obligor has filed, or to the best of the Knowledge of the Borrower and the Guarantor, failed to file, any notice required under applicable Environmental Law reporting a Release; and

(h) Neither Obligor has received notice that a Lien arising under any Environmental Law has attached to any property or revenues of either Obligor.

Regulations U and X

7.13 Neither the Borrower nor the Guarantor is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation U or X. Terms for which meanings are provided in F.R.S. Board Regulation U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

Accuracy of Information

7.14 To the Knowledge of the Borrower and the Guarantor, all factual information heretofore or contemporaneously furnished by or on behalf of the Borrower or the Guarantor in writing to the Agent, the Arranger or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such factual information hereafter furnished by or on behalf of the Borrower or the Guarantor to the Agent, the Arranger or any Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Agent and such Lender, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading in any material respect. There is no fact known to the Borrower or the Guarantor which has a Material Adverse Effect, or which could reasonably be expected to have a Material Adverse Effect other than such information that has been disclosed in writing to the Lenders prior to the date hereof.

The Disclosure Schedule contains, as of the date of this Agreement, the outstanding principal amount of all Indebtedness of the Borrower, any of its Subsidiaries or GREKA Colombia in excess of $250,000, and specifies for all such Indebtedness (w) the holder of such Indebtedness, (x) the interest rate/or basis for determining such interest rate in the case of floating rate Indebtedness),
(y) any Liens granted to secure such Indebtedness and (z) the scheduled maturity of all payments with respect to such Indebtedness.

No Defaults under Other Agreements

7.15 Except as disclosed in Item 7.15 of the Disclosure Schedule, neither the Borrower nor the Guarantor is in default in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness in excess of the applicable Materiality Threshold, and no defaults have occurred in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of any Indebtedness.

Solvency

7.16 Each of the Borrower and the Guarantor is Solvent.

Compliance with Laws, Etc.

7.17 Each of the Borrower, the Guarantor and GREKA Colombia has complied with all applicable statutes, rules, regulations, orders and restrictions of any government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Hydrocarbon Interests except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

Creation and Perfection of Security Interests

7.18 All Liens and other security interests described in the Security Documents have been created and perfected as required pursuant to each Security Document, and copies of Uniform Commercial Code financing statements and other relevant documentation have been provided to the Agent.

COVENANTS

Affirmative Covenants

8.1 The Borrower and the Guarantor agree with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower and the Guarantor will perform the obligations set forth in this Section 8.1.

Financial Information, Reports, Notices, Etc.

8.1.1 The Borrower and the Guarantor, as applicable, will furnish, or will cause to be furnished, to the Agent for distribution to each Lender copies (in sufficient number to provide at least one copy to each Lender) of the following financial statements, reports, notices and information:

(a) as soon as available and in any event not later than the earlier of (x) the date of filing of the Guarantor's Form 10-Q (or successor form) with the Securities and Exchange Commission and (y) 60 days after the end of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 2000, consolidated balance sheets, statements of earnings, and statements of cash flow of the Guarantor and its consolidated Subsidiaries, including without limitation, the Borrower, as of the end of such Fiscal Quarter and consolidating balance sheets, statements of earnings and statements of cash flows of the Guarantor (including the Guarantor and its Subsidiaries other than the Borrower and GREKA Colombia in one column) and of the Borrower and GREKA Colombia for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by an Authorized Officer of the Guarantor or the Borrower (as the case may be), which financial statements shall have been reviewed by independent certified public accountants of nationally recognized standing selected by the Guarantor;

(b) as soon as available and in any event not later than the earlier of (x) the date of filing of the Guarantor's Form 10-K (or successor form) with the Securities and Exchange Commission and (y) 105 days after the end of each Fiscal Year of the Guarantor and the Borrower, a copy of the annual audit report for such Fiscal Year for the Guarantor, including therein consolidated and consolidating financial statements of the Guarantor and the Borrower as of the end of such Fiscal Year prepared in the manner described in clause (a) above and certified (without any Impermissible Qualification) by independent certified public accountants of nationally recognized standing selected by the Guarantor, together with a certificate from an Authorized Officer of the Guarantor to the effect that such Obligor has not become aware of any Default or Event of Default that has occurred or is continuing, or, if such Obligor has become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any being taken to cure it;

(c) as soon as available and in any event within 30 days after the end of each Fiscal Month of each Fiscal Year of the Borrower commencing with the month ending May 31, 2000, consolidated balance sheets, statements of earnings, and statements of cash flow of the Borrower as of the end of such Fiscal Month and consolidating balance sheets, statements of earnings and statements of cash flows of the Borrower (including its Subsidiaries) for such Fiscal Month and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Month, certified by an Authorized Officer of the Borrower;

(d) as soon as available and in any event not later than the earlier of (x) the date of filing of the Guarantor's Form 10-Q (or successor form) with the Securities and Exchange Commission and (y) 60 days after the end of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 2000, a certificate, executed by an Authorized Officer of the Guarantor, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in Section
         8.2.4 and stating (i) the amount of Indebtedness incurred that is permitted by Section 8.2.2(h) and (ii) the aggregate amount of all secured Indebtedness incurred that is permitted by Section 8.2.3(b) in each case rounded upwards to the nearest integral multiple of $50,000 and as of the end of such Fiscal Quarter;

(e) as soon as available, and in any event within 30 days after the end of each Fiscal Month commencing with the month ending May 31, 2000, a statement of an Authorized Officer of the Guarantor setting forth details of (i) the aggregate amount of Capital Expenditures by the Borrower, and GREKA Colombia during such Fiscal Month and (ii) net-back price reports by field and commodity price hedging information with respect to the Borrower;

(f) as soon as available and in any event within 30 days after the end of each Fiscal Month commencing with the month ending May 31, 2000, a production statement which identifies the most recent information available relating to the gross volumes of Hydrocarbons produced in the aggregate from the Hydrocarbon Interests included in the Borrowing Base and a statement of revenues and expenses attributable to the Hydrocarbon Interests included in the Borrowing Base for such Fiscal Month ended, such production report and statement of revenues and expenses to be in a form and substance reasonably satisfactory to the Agent and the Lenders;

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

(g) promptly upon the Borrower or the Guarantor learning of the occurrence of any Default or Borrowing Base Deficiency, a statement of an Authorized Officer of the Borrower or the Guarantor (as the case may be) setting forth details of such Default or Borrowing Base Deficiency and the action which the Borrower has taken and proposes to take with respect thereto;

(h) promptly upon the Borrower or the Guarantor learning of (x) the occurrence of any material adverse development with respect to any litigation, action, proceeding, or labor controversy described in
         Section 7.7 or (y) the commencement of any labor controversy, litigation, action or proceeding of the type described in Section 7.7 or (z) any material adverse development with respect to any litigation, action, proceeding or controversy affecting the Borrower or the Guarantor, which in the Borrower's or the Guarantor's opinion, could reasonably be expected to have a Material Adverse Effect;

(i) promptly after the sending or filing thereof, copies of all reports which any the Guarantor sends to its stockholders generally, and all reports on Form 10-K, 10-Q, 8-K, all definitive proxy statements, and effective registration statements (other than registration statements on Form S-8 or successor forms for sales of securities under Plans) which the Guarantor files with the Securities and Exchange Commission or any national securities exchange;

(j) immediately upon becoming aware of the institution of any steps by the Borrower, the Guarantor or any Affiliate of Guarantor to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Borrower or the Guarantor furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Borrower or Guarantor of any liability, fine or penalty, or any material increase in the contingent liability of the Borrower or the Guarantor with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto;

(k) promptly upon the Borrower or the Guarantor obtaining knowledge of the occurrence of any Default or Event of Default;

(l) as long as the GREKA Colombia Reduction Date has not occurred, at the time of the delivery of the information specified in clause (c) above, the Guarantor shall deliver to the Agent a report concerning the status of its efforts to sell GREKA Colombia including (x) the number of the persons that have expressed an interest in purchasing GREKA Colombia or any interest therein; and (y) a narrative description of the overall status of Guarantor's efforts to sell GREKA Colombia; and

(m) such other information respecting the condition or operations, financial or otherwise, of the Borrower, the Guarantor or its Subsidiaries as any Lender through the Agent may from time to time reasonably request.

Compliance with Laws, Etc.

8.1.2 Each of the Borrower and the Guarantor will comply, the Borrower shall cause its Subsidiaries to comply, and the Guarantor shall cause GREKA Colombia to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include (without limitation): (a) the maintenance and preservation of its corporate existence and qualification as a foreign entity and (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

Maintenance of Properties

8.1.3 Each of the Borrower and the Guarantor will, and the Guarantor shall cause GREKA Colombia to, maintain, preserve, protect and keep its respective properties in good repair, working order and condition (ordinary wear and tear excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times in accordance with standard industry practices. In particular, each of the Borrower and the Guarantor will operate, to the extent that the Borrower or the Guarantor operates such Oil and Gas Properties, or, to the extent that the Borrower or the Guarantor does not operate such Oil and Gas Properties, use its best efforts to cause to be operated its Oil and Gas Properties as a reasonable and prudent operator.

Insurance

8.1.4 Each of the Borrower and the Guarantor will, and the Guarantor shall cause GREKA Colombia to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its properties and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses in similar locales (including, where appropriate, political risk insurance, business interruption insurance, well control, operator's extra expense and remediation insurance) and will, upon request of the Agent, furnish to each Lender at reasonable intervals a certificate of an Authorized Officer of the Borrower or the Guarantor, as the case may be, setting forth the nature and extent of all insurance maintained by the Borrower, the Guarantor or GREKA Colombia, as the case may be, in accordance with this Section.

Books and Records

8.1.5 Each of the Borrower and the Guarantor will, and the Guarantor will cause GREKA Colombia to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and each of the Borrower and the Guarantor hereby authorizes such independent public accountant with prior notice to the Borrower or the Guarantor (as the case may be) and an opportunity to attend, to discuss the financial matters of the Borrower or the Guarantor (as the case may be) with each Lender or its representatives) and to examine (and, at the expense of the Borrower, photocopy extracts from) any of its books or other records. The Borrower shall pay any fees of such independent public accountant incurred in connection with the Agent's or any Lender's exercise of its rights pursuant to this Section.

Environmental Covenant

8.1.6 Each of the Borrower and the Guarantor will, the Borrower shall cause its Subsidiaries to, and the Guarantor shall cause GREKA Colombia to, use and operate all of its facilities and properties in material compliance with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws.

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

Agreement to Deliver Security Documents

8.1.7 Each of the Borrower and the Guarantor agrees to deliver to further secure the Obligations whenever requested by the Agent in good faith, Pledge Agreements, Mortgages, mortgages, deeds, deeds of trust, security agreements, financing statements, continuation statements, extensions agreements and other similar agreements or instruments (in addition to those required to be delivered under Article VI) in form and substance satisfactory to the Agent in good faith for the purpose of granting, confirming and perfecting first and prior liens or security interests in any property which is at such time Collateral Property or which was intended to be Collateral Property pursuant to any Loan Document previously executed and not then released by the Agent, provided, however, that the Borrower shall at all times maintain in effect in favor of the Agent such Mortgages as are necessary to grant, confirm and perfect first and prior liens or security interests in at least 90% of the present value of the Proved Reserves (whether developed or undeveloped); and further, provided, however, that in the event that the Hydrocarbon Interests on which the Agent has a first priority perfected Lien shall constitute less than 90% of the present value of the Proved Reserves (whether developed or undeveloped), the Borrower shall promptly notify the Agent and execute or cause to be executed additional Mortgages necessary to increase such percentage to at least 90%. The Borrower also agrees to deliver whenever requested by the Agent in good faith, favorable opinions (in addition to those required to be delivered under Article VI and pursuant to the foregoing sentence) from legal counsel acceptable to the Agent in good faith with respect to any Collateral Property confirming that such Collateral Property is subject to Security Documents securing Obligations that constitute and create legal, valid and duly perfected Liens in such properties and interests and the proceeds thereof, and covering such other matters as the Agent may request in good faith.

Perfection and Protection of Security Interests and Liens

8.1.8 Each of the Borrower and the Guarantor will from time to time deliver or cause to be delivered to the Agent any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by the Borrower or the Guarantor, as the case may be, in form and substance satisfactory to the Agent and the Lenders, which the Agent requests for the purpose of perfecting, confirming or protecting any Liens or other rights in (i) any Collateral Property and (ii) the pledge by the Guarantor of the stock of GREKA Colombia and the Borrower (to the extent provided in the Pledge of Shares and Pledge Agreement, respectively).

Compliance with Other Contractual Obligations

8.1.9 (i) Each of the Borrower and the Guarantor shall, and the Guarantor shall cause GREKA Colombia to, perform and observe in all material respects all of the covenants and agreements contained in each contract or agreement to which it is a party (including, but not limited to, any licenses, association agreements and concession agreements) that are provided to be performed and observed on the part of the Borrower or GREKA Colombia, as applicable, and which, in the case of agreements by the Guarantor for the payment of money, provide for payment obligations of the Guarantor individually, or together with all other such agreements, in excess of the Materiality Threshold. Each of the Borrower and the Guarantor shall, and the Guarantor shall cause GREKA Columbia to, diligently and in good faith enforce, using appropriate procedures and proceedings, all of its material rights and remedies under (including taking all diligent actions required to collect amounts owed to such Borrower by any other parties thereunder) each such contract or agreement.

Negative Covenants

8.2 The Borrower and the Guarantor agree with the Agent and each Lender that, until all Commitments have terminated and all Obligations have been paid and performed in full, the Borrower (and the Borrower shall cause its Subsidiaries to perform) and the Guarantor will perform (and the Guarantor shall cause GREKA Colombia to perform) the obligations set forth in this Section 8.2.

Business Activities

8.2.1 The Borrower will not, the Borrower will cause its Subsidiaries not to, and the Guarantor will cause GREKA Colombia not to, engage in any business activity, except the Oil and Gas Business.

Indebtedness

8.2.2 The Borrower will not, the Borrower will cause its Subsidiaries not to, and the Guarantor will cause GREKA Colombia not to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:

(a)      Indebtedness in respect of the Loans and other Obligations;

(b)      until the date of the initial Borrowing, the Existing Indebtedness;

(c) unsecured accounts payable incurred in the ordinary course of business (including open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services, but excluding Indebtedness incurred through the borrowing of money or Contingent Liabilities); and

(d) Inter-Company Notes, which Notes, in the case of GREKA Colombia (prior to the GREKA Colombia Reduction Date) shall be pledged to the Agent.

Liens

8.2.3 The Borrower will not, the Borrower will cause its Subsidiaries not to, and the Guarantor will cause GREKA Colombia not to, create, incur, assume or suffer to exist any Lien upon any of their respective properties, revenues or assets, whether now owned or hereafter acquired, except:

(a) Liens securing payment of the Obligations and any Hedging Obligations owed to a Lender (including the Agent) or any Affiliate thereof, granted pursuant to any Security Document;

(b) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(c) Liens of carriers, warehousemen, mechanics, materialmen, landlords and other like Liens incurred in the ordinary course of business for sums not overdue or being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

(d) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits;

(e) easements, rights-of-way, servitudes, permits, reservations, exceptions, covenants and other restrictions as to the use of real property and other similar encumbrances incurred in the ordinary course of business which, with respect to all of the foregoing, do not secure the payment of Indebtedness and which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Hydrocarbon Interest subject thereto or materially interfere with the ordinary conduct of the business of the Borrower;

(f) defects, irregularities and deficiencies in the title to any rights of way or any Hydrocarbon Interest of the Borrower which in the aggregate do not materially impair the use of such rights of way or any Hydrocarbon Interest for the purposes for which such rights of way and any other Hydrocarbon Interest are held by the Borrower, and defects, irregularities and deficiencies in title to any Hydrocarbon Interest of the Borrower, which defects, irregularities or deficiencies have been cured by possession under applicable statutes of limitations;

(g) royalties, overriding royalties and revenue interests, provided that the value of the Hydrocarbon Interests shown on the reserve reports delivered pursuant to Section 6.1.15 is net of such Liens;

(h) Liens arising out of all presently existing and future division and transfer orders, advance payment agreements, processing contracts, gas processing plant agreements, operating agreements, gas balancing or deferred production agreements, pooling, unitization or communitization agreements, pipeline, gathering or transportation agreements, platform agreements, drilling contracts, injection or repressuring agreements, cycling agreements, construction agreements, salt water or other disposal agreements, leases or rental agreements, farm-out and farm-in agreements, exploration and development agreements, and any and all other contracts or agreements covering, arising out, used or useful in connection with or pertaining to the exploration, development, operation, production, sale, use, purchase, exchange, storage, separation, dehydration, treatment, compression, gathering, transportation, processing, improvement, marketing, disposal, or handling of any Hydrocarbon Interest of the Borrower or GREKA Colombia, provided that such agreements are entered into in the ordinary course of business and contain terms customary for such agreements in the industry and provided further that no Liens described in this paragraph
         (h) shall be granted or created in connection with the incurrence of Indebtedness;

(i) Liens securing performance of bids, tenders, trade contracts, statutory obligations, return of money bonds and other obligations of a like nature incurred in the ordinary course of business (all of the foregoing other than for Indebtedness) or to secure obligations on surety or appeal bonds, not to exceed $250,000 in the aggregate for all such obligations secured by such Liens at any one time outstanding; and

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

(j)      Liens  identified in item 8.2.3(g)  (Existing  Liens) of the Disclosure
         Schedule.

The Guarantor will not create, incur, assume or suffer to exist, and in the case of clause (y) below shall cause GREKA Colombia not to create, incur, assume or suffer to exist any Lien upon (x) the Capital Stock of the Borrower or GREKA Colombia other than Liens described in clause (a) above and (y) any property or assets of GREKA Colombia except as provided in clauses (b)-(i) above, in each case prior to the GREKA Colombia Reduction Date.

Financial Condition

8.2.4    The Guarantor will not permit:

(i) the ratio of EBITDA to Total Interest Expense for the Borrower and GREKA Colombia (on a pro forma basis excluding any intra-company amount) for any period of four consecutive Fiscal Quarters of the Borrower ending on or after the Effective Date to be less than 2.5 to 1.0;

(ii) the ratio of Indebtedness of the Borrower as at the last day of any period of four consecutive Fiscal Quarters of the Borrower ending on or after the Effective Date to EBITDA for the Borrower and GREKA Colombia (on a pro forma basis excluding any intra-company Indebtedness) for such period to be greater than 3.0 to 1.0; or

(iii)    Working Capital to be less than $1.00.

Investments

8.2.5 The Borrower will not, the Borrower shall not permit its Subsidiaries to, and the Guarantor shall not permit GREKA Colombia to, make, incur, or assume any Investment in any other Person (including the Guarantor) except:

(a) Investments existing on the Effective Date and identified in Item 8.2.5(a) (Ongoing Investments) of the Disclosure Schedule;

(b)      Investments permitted as Indebtedness pursuant to Section 8.2.2;

(c)      Investments in Cash Equivalent Investments;

(d)      extensions of trade credit in the ordinary course of business;

(e) the endorsement of negotiable instruments for collection in the ordinary course of business;

(f) Investments in additional Hydrocarbon Interests made in the ordinary course of business;

(g)      transactions expressly permitted under Section 8.2.8; and

(h) in the case of the Borrower and GREKA Colombia, loans to the Guarantor, GREKA Integrated or any Subsidiary of the Guarantor; provided that no Default exists immediately prior or after giving effect to such Investment and such loan is made from cash available for distribution to the shareholders of the Borrower in accordance with the Organic Documents of the Borrower in any period after giving effect to the payment of all debt service, capital expenditures and operating and maintenance expenses of the Borrower (including Taxes) during such period; and provided, further that any such loans shall be evidenced by promissory notes, which notes shall be pledged to the Collateral Agent and which notes shall be on terms and conditions no less favorable to the Borrower than terms and conditions that could be obtained in an arms-length transaction with a party that is not an Affiliate.

Restricted Payments, Etc.

8.2.6 On and at all times after the Effective Date: (a) the Borrower will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of its capital stock (now or hereafter outstanding) or on any warrants, options or other rights with respect to any shares of any class of its capital stock (now or hereafter outstanding) (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or split-ups or reclassifications of its stock into additional or other shares of its common stock) or apply any of its or their funds, property or Assets to the purchase, redemption, sinking fund or other retirement of any shares of any class of its capital stock (now or hereafter outstanding), or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of the Borrower; and
(b) the Borrower will not make any deposit for any of the foregoing purposes.

Commingling of Funds; Separateness

8.2.7 The Borrower will not and will not permit its Subsidiaries to commingle its funds with those of Guarantor or any Affiliate of Guarantor or any other Person.

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

Consolidation, Merger, Etc.

8.2.8 None of the Borrower or the Guarantor will, the Borrower shall cause its Subsidiaries not to, and the Guarantor shall cause GREKA Colombia not to, liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except, so long as no Default has occurred and is continuing or would occur after giving effect thereto, the Guarantor may purchase all or substantially all of the assets of any Person, or acquire such Person by merger, provided that the Borrower, the Guarantor or GREKA Colombia, as the case may be, is the surviving Person following the
consummation  of  such  acquisition  merger  and  further  provided,   that  the
consideration for such purchase or acquisition or merger shall not constitute Hydrocarbon Interests except as provided in 8.2.9(b) below and further provided, that GREKA Colombia may consummate the Acquisition.

Asset Dispositions, Etc.

8.2.9(a) None of the Borrower or the Guarantor will, the Borrower shall cause its Subsidiaries not to, and the Guarantor shall cause GREKA Colombia not to, sell, assign, transfer, lease, convey, mortgage, contribute or otherwise convey, or grant options, warrants or other rights with respect to (each a Transfer (except that the assignment or termination of any Hedge Agreements shall not be considered a Transfer)), all or substantially all of their respective Assets to any Person in any one transaction or series of transactions, whether or not related.

(b) The Borrower shall not, the Borrower shall cause its Subsidiaries not to, and the Guarantor shall cause GREKA Colombia not to, Transfer any Asset, other than (i) sales of inventory and used or surplus equipment in the ordinary course of business and assignments of interests in oil and gas leases in connection with customary farmout arrangements entered into in the ordinary course of business; (ii) in the case of GREKA Colombia, the sale of the assets acquired in connection with the Acquisition; provided that the proceeds of such sale after giving effect to the payment of any reasonable transaction expenses are, at the election of the Guarantor, either deposited into the Cash Collateral Account or applied in full to the repayment of the Loans in accordance with Section 3.1; and (iii) sales of Hydrocarbon Interests that do not constitute Proved Reserves provided such sales are to Persons that are not Affiliates of the Guarantor and such sales are for fair value and pursuant to arms-length transactions. The Guarantor shall not Transfer any of its Capital Stock of GREKA Colombia or the Borrower; provided that the Guarantor may sell its Capital Stock in GREKA Colombia if $7,500,000 of the proceeds of such sale after giving effect to the payment of any reasonable transaction expenses are, at the election of the Guarantor, either deposited into the Cash Collateral Account or applied in full to the repayment of the Loans in accordance with Section 3.1.

Negative Pledges, Restrictive Agreements, Etc.

8.2.10 The Borrower will not and will not permit its Subsidiaries to enter into any agreement (excluding this Agreement, any other Loan Document and any agreement relating to Existing Indebtedness) prohibiting (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired; or (b) the ability of the Borrower to amend or otherwise modify this Agreement or any other Loan Document; or (c) the ability of any Subsidiary of the Borrower to make any payments, directly or indirectly, to the Borrower by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to any other the Borrower.

Transactions with Affiliates

8.2.11 The Borrower will not and will not permit its Subsidiaries to, and the Guarantor will not and will not permit GREKA Colombia to, enter into or be or become a party to any transaction or arrangement with any Affiliate (including without limitation, the purchase from, sale or exchange of property with, or the rendering of service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's, such Subsidiary's, the Guarantor's or GREKA Colombia's business and upon fair and reasonable terms no less favorable to the Borrower, such Subsidiary, the Guarantor or GREKA Colombia, as the case may be, than would obtain in a comparable arm's-length transaction with a Person other than an Affiliate; provided, however, that the Borrower may make loans to the Guarantor or GREKA Integrated as provided in Section 8.2.5(h).

Maintenance of Corporate Separateness

8.2.12 (a) The Borrower, its Subsidiaries and the Guarantor will satisfy customary corporate formalities, including, without limitation, the holding of regular board of directors' and shareholders' meetings (or the taking of actions pursuant to written consents in lieu of such meetings) and the maintenance of separate corporate records and accounts (except as otherwise provided with respect to financial statements required to be combined in accordance with GAAP or this Agreement).

         (b) None of the Borrower nor the Guarantor, will, or will permit any of their respective Subsidiaries to, commingle any assets with any other Person.

EVENTS OF DEFAULT

Listing of Events of Default

9.1 Each of the following events or occurrences described in this Section 9.1 shall constitute an "Event of Default".

Non-Payment of Obligations

9.1.1 The Borrower or the Guarantor shall default in the payment or prepayment when due of any principal of any Loan including any Required Deficiency Payment, or the Borrower or the Guarantor shall default in the payment when due of any interest, fee, expense other obligation or of any other Obligation required to be paid by such Obligor hereunder and, in the case of fees and expenses, such default shall have continued unremedied for 15 days.

Breach of Representation or Warranty

9.1.2 Any representation or warranty of the Borrower or the Guarantor made or deemed to be made hereunder or in any other Loan Document executed by it or any other writing or certificate furnished by or on behalf of the Borrower or the Guarantor to the Agent, the Arranger or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article VI) is or shall be false or in any material respect incorrect or inaccurate when made or deemed made.

Non-Performance of Certain Covenants and Obligations

9.1.3 The Borrower or the Guarantor shall (i) default in the due performance and observance of any of its obligations under Section 8.2.2, 8.2.5, 8.2.6, 8.2.8,
8.2.9 or 8.2.10; (ii) default in the due performance and observance of its obligations under Sections 8.1.7, 8.1.8 or 8.2.7, which default shall have continued unremedied for more than 15 days; (iii) default in the due performance and observance of any of its obligations under Section 8.2.3 by creating, incurring, assuming or suffering to exist any Lien not otherwise permitted by
Section 8.2.3 which Lien secures indebtedness or any other obligation in an outstanding principal amount in excess of the Materiality Threshold; (iv) default in the due performance and observance of any of its obligations under
Section 8.2.4, which default shall have continued unremedied for more than 45 days; or (v) permit a Borrowing Base Deficiency to remain unremedied for more than 10 days.

Non-Performance of Other Covenants and Obligations

9.1.4 The Borrower or the Guarantor shall default in the due performance and observance of any other agreement contained herein or in any other Loan Document executed by it, and such default shall continue unremedied for a period of 30 days after notice thereof shall have been given to the Borrower or the Guarantor by the Agent or any Lender.

Default on Other Indebtedness

9.1.5 A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness of the Borrower or the Guarantor, the amount of which, either individually or in the aggregate, equals or exceeds the Materiality Threshold (other than Indebtedness described in Section 9.1.1), or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness, if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

Judgments

9.1.6 Any judgment or order for the payment of money in excess of, in the case of the Borrower, $500,000, and in the case of the Guarantor, $1,000,000 above applicable insurance coverage (provided that the insurer has not denied coverage or liability for the claim) shall be rendered against the Borrower or the Guarantor and either (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (b) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

Pension Plans

9.1.7 Any of the following  events shall occur with respect to any Pension Plan:
(a) the institution of any steps by the Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $500,000; or (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

Change of Control

9.1.8 Any Change in Control shall occur.

Bankruptcy, Insolvency, Etc.

9.1.9 The Borrower, the Guarantor or GREKA Colombia shall (a) be liquidated or become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, the Guarantor or GREKA Colombia or any property of any thereof, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower, the Guarantor or GREKA Colombia or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days, provided that the Borrower, the Guarantor and GREKA Colombia hereby expressly authorizes the Agent and each Lender to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Loan Documents; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, liquidation, debt arrangement, "concordato" or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Borrower, the Guarantor or GREKA Colombia, and, if any such case or proceeding is not commenced by such Borrower, the Guarantor or GREKA Colombia, such case or proceeding or winding up shall be consented to or acquiesced in by the Borrower, the Guarantor or GREKA Colombia, or shall result in the entry of an order for relief or shall remain for 60 days undismissed, or (e) take any action authorizing, or in furtherance of, any of the foregoing.

Impairment of Security, Etc.

9.1.10 Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Obligor party thereto; the Borrower or any other party, shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Loan Document.

Expropriation

9.1.11 One or more Governmental Authorities of Colombia shall publicly announce its intention to or shall repudiate, terminate, seize, appropriate, assume the management of, abrogate or reduce all or any material portion of GREKA Colombia concession agreements or association agreements with respect to hydrocarbon reserves with a value in excess of $1,000,000 (each a "Colombian Agreement") or take any other action or actions (including, without limitation, suspending or terminating all or any material portion of the production or exportation of Hydrocarbons the subject of the Colombian Agreements, subjecting GREKA Colombia to new or additional Taxes that result in an aggregate increase in the percentage of Taxes paid or payable by GREKA Colombia greater than 25% subsequent to the date hereof or imposing currency controls that prevent GREKA Colombia from transferring U.S. Dollars outside of Colombia in each such case with respect to greater than 25% of its sales of Hydrocarbons);

Action if Bankruptcy

9.2.  If any Event of Default  described  in clauses  (a) through (d) of Section
9.1.9 shall occur with respect to the Borrower or the Guarantor, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable, without notice or demand.

Action if Other Event of Default

9.3 If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 9.1.9 with respect to the Borrower or the Guarantor) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Majority Lenders, shall by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable without further notice, demand or presentment, and/or the Commitments (if not theretofore terminated) to be terminated, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand or presentment, and/or, as the case may be, the Commitments shall terminate.

THE AGENT

Actions

10.1 Each Lender hereby appoints CIBC as its Agent under and for purposes of this Agreement, the Notes and each other Loan Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Majority Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Lender's Percentage, whether or not related to any singular, joint or concurrent negligence of the Agent, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, and as to which the Agent is not reimbursed by the Borrower; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become inadequate, in the Agent's, determination, as the case may be, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except as expressly set forth herein, and the Agent shall not have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

Funding Reliance, Etc.

10.2 Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 5:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and such Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to such Borrower to the date such amount is repaid to the Agent, at the interest rate applicable at the time to Loans comprising such Borrowing.

Exculpation

10.3 The Agent and its directors, officers, employees or agents shall not be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Loan Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Loan Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

Successor

10.4 Subject to the appointment of a successor as provided below, the Agent may resign at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Borrower with the consent of the Majority Lenders may appoint a successor Agent which shall thereupon become the Agent hereunder. In the event the successor Agent is not, at the time of its appointment, a Lender hereunder, the Borrower shall have the right to consent to the successor Agent, which consent shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Borrower and the Majority Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, respectively, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After the retiring Agent's resignation hereunder as the Agent, the provisions of (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

Extensions of Credit by the Agent and the Arranger

10.5 Each of the Agent and the Arranger shall have the same rights and powers with respect to (x) the Loans made by it or any of its Affiliates and (y) the Notes held by it or any of its Affiliates and may exercise the same as if it were not the Agent or the Arranger. Each of the Agent and the Arranger and their respective Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or Affiliate of the Borrower as if it were not an Agent or the Arranger hereunder, as the case may be.

Credit Decisions

10.6 Each Lender acknowledges that it has, independently of the Agent, the Arranger and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Loan Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitment. Each Lender also acknowledges that it will, independently of the Agent, the Arranger and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

Copies, Etc.

10.7 The Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by such Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

MISCELLANEOUS PROVISIONS

Waivers, Amendments, Etc.

11.1 The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Majority Lenders; provided, however, that no such amendment, modification or waiver which would:
(a) modify any requirement hereunder that any particular action be taken by all the Lenders or by the Majority Lenders shall be effective unless consented to by each Lender; (b) modify this Section 11.1 or Section 2.7, change the definition of "Majority Lenders" or "Borrowing Base", increase the Commitment Amount or the Percentage of any Lender, reduce any fees described in Article III, release any collateral security except as otherwise specifically provided in any Loan Document or extend the Commitment Termination Date shall be made without the consent of each Lender and each holder of a Note; (c) extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Loan or any other obligation (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the holder of that Note evidencing such Loan; (d) affect adversely the interests, rights or obligations of the Agent qua the Agent shall be made without consent of the Agent, or (e) modify Section 11.4 without the consent of the Agent, the Arranger and each Lender. No failure or delay on the part of any Agent, any Lender or the holder of any Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

Notices

11.2 All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Bank Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted and a receipt, demonstrating successful transmission, is received by the Sender.

Payment of Costs and Expenses

11.3 Each Borrower and/or the Guarantor, as the case may be, agrees jointly and severally to pay on demand all reasonable expenses of the Agent and the Arranger (including the reasonable fees, disbursements, out-of-pocket expenses and other charges of Freshfields LLP, counsel to the Arranger and the Agent, and of local counsel, if any, who may be retained by said counsel) in connection with (a) the negotiation, preparation, execution, delivery, administration and enforcement of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated; (b) the filing, recording, refiling or rerecording of each of the Security Documents and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Security Documents; and (c) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document. Each Lender agrees to reimburse the Agent on demand for such Lender's pro rata share (based upon its respective Percentage) of any such costs or expenses not paid by the Borrower, but excluding (d) any costs and expenses in connection with assignment of or sale of participations as provided in Section 11.10 or
Section 11.11 of this Agreement. Each Borrower and the Guarantor further agrees jointly and severally to pay, and to save the Agent, the Arranger and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, or the issuance of the Notes or any other Loan Documents. Each Borrower and the Guarantor also agrees jointly and severally to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out" whether or not consummated, of any Obligations and (y) the enforcement of any Obligations. All such requests for payment shall be accompanied by invoices containing reasonable detail. The Agent and each Lender agree to the extent feasible, and to the extent a conflict of interest does not exist in the reasonable opinion of the Agent and any Lender or their counsel, to use the same single counsel (i.e. one law firm) in connection with any investigation, litigation or other proceeding under this Section 11.3. For any expenditures incurred by the Agent or the Lenders under this Section 11.3, other than in connection with the enforcement of the Agent's or Lenders' rights under the Loan Documents, the Agent, the Arranger and each Lender agree that the Guarantor shall have the right to approve any individual expenditure in excess of $10,000 and legal fees (excluding disbursements) of the Arranger and the Agent in excess of $100,000.

The obligations of the Borrower and the Guarantor with respect to expenses under this Section 11.3 shall apply irrespective of whether the Facility is closed.

Indemnification

11.4 In consideration of the execution and delivery of this Agreement by each Lender and the Agent and the extension of the Commitments, and the arrangement of the facility represented by this Agreement by the Arranger, the Borrower and the Guarantor each hereby jointly and severally indemnifies, exonerates and holds the Agent, the Arranger and each Lender and each of their respective officers, directors, employees and agents (collectively, the Indemnified Parties) free and harmless from and against and shall pay for any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection with the financing contemplated hereby or the use or proposed use of the proceeds thereof (irrespective of whether any such Indemnified Party is a party, to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the Indemnified Liabilities), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Borrowing; (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties; (c) any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the Release by the Borrower of any Hazardous Material; (d) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from, any real property owned or operated by the Borrower of any Hazardous Material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any Environmental Law); or (e) any misrepresentation or inaccuracy or breach of Section 8.1.2 regardless of whether caused by, or within the control of, the Borrower; in each case except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct or such Indemnified Party's own unexcused breach of any provision of any Loan Document (as determined by the final judgment of a court of competent jurisdiction), provided that it is the intention of the parties hereto that the indemnified parties shall not be indemnified in the case of their own gross negligence or willful misconduct, regardless of whether such negligence is sole or contributory, active or passive, muted, joint or technical. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower and the Guarantor each hereby agrees jointly and severally to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Agent and each Lender agree to the extent feasible, and to the extent a conflict of interest does not exist in the reasonable opinion of the Agent and any Lender or their counsel, to use the same single counsel (i.e. one law firm) in connection with any investigation, litigation or other proceeding under this Section 11.4.

The   obligations   of  the   Borrower  and  the   Guarantor   with  respect  to
indemnification under this Section 11.4 shall apply irrespective of whether the Facility is closed.

Survival

11.5 The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4, and the obligations of the Lenders under Section 10.1 shall in each case survive any termination of this Agreement, the payment in full of all Obligations and the termination of all Commitments. The representations and warranties made by the Borrower and the Guarantor in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document.

Severability

11.6 Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

Heading

11.7 The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

Execution in Counterparts, Effectiveness, Etc.

11.8 This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower, the Guarantor and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower, the Guarantor and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

Governing Law; Entire Agreement

11.9 THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

Successors and Assigns

11.10 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that: (a) neither the Borrower nor the Guarantor may assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; provided, however, that for purposes of this Section 11.10 if the survivor of a merger is obligated in respect of all obligations of the Borrower or the Guarantor hereunder and under all other Loan Documents, a merger permitted pursuant to Section 8.2.8 hereof shall not be an assignment or transfer of such Borrower's rights or obligations hereunder and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.

Sale and Transfer of Loans and Note, Participations in Loans and Note

11.11 Each Lender may assign, or sell participations in, its Loans and Commitment to one or more other Persons in accordance with this Section 11.11.

Assignments

11.11.1 Any Lender, (a) with the written consent of the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld) may at any time assign and delegate to one or more commercial lenders or other financial institutions and (b) with notice to the Borrower and the Agent but without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Lender already a Lender hereunder (each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an Assignee Bank), all or any fraction of such Lender's total Loans and Commitment (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Loans and Commitment) in a minimum aggregate amount of $2,000,000 except that no assignment to another Lender already a Lender hereunder need be in such minimum amount so long as after such assignment the assignor shall hold no interest or a minimum $2,000,000 interest; provided, however, that any such Assignee Bank will comply as a condition precedent to the effectiveness of the assignment to it with the provisions contained in Section 4.6(b) and further, provided, however, that, the Borrower and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned and delegated to an Assignee Bank until (c) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Bank, shall have been given to the Borrower and the Agent by such Lender and such Assignee Bank; (d) such Assignee Bank shall have executed and delivered to the Borrower and the Agent a Bank Assignment Agreement, accepted by the Agent (e) if necessary, Forms 1001, 4224 or applicable successor forms or other appropriate forms have been delivered by the prospective Assignee Bank to the Guarantor, as provided in Section 4.6(b); and
(f) the processing fees described below shall have been paid.

From and after the date that the Agent accepts such Bank  Assignment  Agreement,
(x) the Assignee Bank thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Bank in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Bank Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Promptly after its receipt of notice that the Agent has received an executed Bank Assignment Agreement, the Borrower shall consent to such assignment, if applicable, and execute and deliver to the Agent (for delivery to the relevant Assignee Bank) a new Note evidencing such Assignee Bank's assigned Loans and Commitment and, if the assignor Lender has retained Loans and a Commitment hereunder, a replacement
Note in the principal amount of the Loans and Commitment retained by the assignor Lender hereunder (such Note to be in exchange for, but not in payment of, that Note then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Note. The assignor Lender shall mark the predecessor Note "exchanged" and deliver it to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Bank Assignment Agreement; provided that neither the Borrower nor the Guarantor shall be obligated for the expenses of assignment by any Lender as provided in this Section 11.11. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Bank. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. Such assignor Bank or such Assignee Bank must also pay a processing fee to the Agent upon delivery of any Bank Assignment Agreement in the amount of $3,500, it being understood that the Borrower shall not be obligated to reimburse such assignor Lender or Assignee Bank for such processing fee. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void. The foregoing provisions shall not apply to, or restrict, or require the consent of or notice of any Person to effectuate, the pledge or assignment by any Lender of its rights under this Agreement and its Notes and the other Loan Documents (i) if an Event of Default has occurred and is continuing, or (b) to any Federal Reserve Bank.

Participations

11.11.2 Any Lender may at any time sell to one or more commercial Lenders or other Persons (each of such commercial Lenders and other Persons being herein called a "Participant") participating interests in any of the Loans, its Commitment, or other interests of such Lender hereunder; provided, however, that
(a) no participation contemplated in this Section 11.11 shall relieve such Lender from its Commitment or its other obligations hereunder or under any other Loan Document; (b) such Lender shall remain solely responsible for the performance of its Commitment and such other obligations; (c) each Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents; (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of Section 11.1; and (e) the Borrower shall not be required to pay any amount under Section 4.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

Other Transactions

11.12 Nothing contained herein shall preclude the Agent the Arranger or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

Treatment of Certain Information; Confidentiality

11.14 Each Lender, the Agent, and the Arranger agree (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to keep confidential any non-public information supplied to it by the Borrower, or the Guarantor pursuant to this Agreement that the Borrower identifies to such Lender, Agent, or Arranger (as the case may be) as confidential at the time the Borrower or the Guarantor so supplies such information, provided, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process; (ii) to counsel for any of the Lenders, the Agent or the Arranger; (iii) to Lender examiners, auditors or accountants; (iv) to the Arranger, the Agent or any other Lender;
(v) in connection with any summons or subpoena to which any one or more of the Lenders, the Arranger or the Agent is a party; (vi) to a subsidiary or affiliate of such Person, or (vii) to any assignee or participant (or prospective assignee or participant) so long as such subsidiary, affiliate, assignee or participant (or prospective assignee or participant), as the case may be, first executes and delivers to the Borrower, an agreement containing provisions substantially identical to those contained in this Section 11.14; and provided further, that in no event shall any Lender, the Arranger or the Agent be obligated or required to return any materials furnished to it by the Borrower, unless in violation of this Section 11.14, each Lender agrees that it will use its reasonable efforts to advise the Borrower as soon as practicable, of any disclosure of information in connection with (v) above; and provided, further that each Lender, the Agent and the Arranger agree to provide notice to the Borrower and the Guarantor at the respective addresses provided in this Agreement in the case of disclosure (or requested or required disclosure) of any such non-public information.

Forum Selection and Consent to Jurisdiction

11.15 ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT,
COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ARRANGER, THE LENDERS, THE BORROWER OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER
PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE BORROWER AND THE GUARANTOR EACH HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES

DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND THE GUARANTOR EACH FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE BORROWER AND THE GUARANTOR EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER OR THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE BORROWER AND THE GURARANTOR, AS APPLICABLE HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Waiver of Jury Trial

11.16 THE AGENT, THE ARRANGER, THE LENDERS, THE BORROWER AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ARRANGER, THE LENDERS, THE BORROWER OR THE GUARANTOR. THE BORROWER AND THE GUARANTOR EACH ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

No Oral Agreements

11.17 THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS  REPRESENT THE FINAL AGREEMENT
BETWEEN  THE  PARTIES  AND  MAY  NOT  BE   CONTRADICTED  BY  EVIDENCE  OF  PRIOR
CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GREKA AM, INC.,

 as Borrower

By____________________________
Name:
Title:

Address:  3000 Wilcrest Drive, Suite 220
          Houston, Texas 77042


Facsimile No.:  (713) 266-0511
Attention:

GREKA ENERGY CORPORATION,
as Guarantor

By____________________________
Name:
Title:

Address:  630 Fifth Avenue, Suite 1501
          New York, New York 10111


Facsimile No.:  (212) 218-4679
Attention:

CANADIAN IMPERIAL BANK OF COMMERCE,
   as Agent

By____________________________
Name:
Title:

Address:  425 Lexington Avenue
          New York, New York  10017

Facsimile No.:
Attention:


CIBC WORLD MARKETS CORP., as Arranger


By____________________________
Name:
Title:

Address:  425 Lexington Avenue
          New York, New York  10017

Facsimile No.:
Attention:

PERCENTAGE LENDERS

         100%                      CIBC, INC.

                                    By_____________________
                                    Name:
                                    Title:

                                    Domestic

                                    Office:  425 Lexington Avenue
                                             New York, New York  10017

                                    Facsimile No.:

                                    Attention:

                                    LIBOR Office:  425 Lexington Avenue
                                                   New York, New York 100 17

                                    Facsimile No.:

                                    Attention: